Separate Account USL A

The United States Life Insurance Company in the City of New York

Financial Statements

December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of Separate Account USL A.
Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the subaccounts of Separate Account USL A indicated in the table below as of December 31, 2024, and the related statements of operations, and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account USL A as of December 31, 2024, and the results of each of their operations, and the changes in each of their net assets for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio Class A (1)	Invesco V.I. Growth and Income Fund Series I (1)
AB VPS Discovery Value Portfolio Class A (1)	Invesco V.I. EQV International Equity Fund Series 1 (1)
AB VPS International Value Portfolio Class A (1)	LVIP Delaware High Yield Fund Standard Class (1)
AB VPS Large Cap Growth Portfolio Class A (1)	LVIP Delaware Limited-Term Diversified Income Fund Standard Class (1)
AB VPS Large Cap Growth Portfolio Class B (1)	LVIP Delaware SMID Cap Core Fund Standard Class (1)
AB VPS Relative Value Portfolio Class A (1)	LVIP Delaware Value Fund Standard Class (1)
AB VPS Relative Value Portfolio Class B (1)	Morgan Stanley VIF Growth Portfolio Class I (1)
AB VPS Small Cap Growth Portfolio Class A (1)	VanEck VIP Emerging Markets Fund Initial Class (1)
AB VPS Sustainable Global Thematic Growth Portfolio Class A (1)	VanEck VIP Global Resources Fund Initial Class (1)
AB VPS Sustainable Global Thematic Growth Portfolio Class B (1)	Vanguard Dividend Growth Fund Investor Shares (1)
AB VPS Sustainable International Thematic Portfolio Class A (2)	Vanguard LifeStrategy Income Fund Investor Shares (1)
BNY Mellon Stock Index Fund, Inc. Initial Shares (1)	Vanguard VIF Balanced Portfolio (1)
Fidelity VIP Asset Manager Portfolio Initial Class (1)	Vanguard VIF Capital Growth Portfolio (1)
Fidelity VIP Contrafund Portfolio Initial Class (1)	Vanguard VIF Equity Income Portfolio (1)
Fidelity VIP Government Money Market Portfolio Initial Class (1)	Vanguard VIF Growth Portfolio (1)
Fidelity VIP Government Money Market Portfolio Service Class 2 (1)	Vanguard VIF High Yield Bond Portfolio (3)
Fidelity VIP Growth Portfolio Initial Class (1)	Vanguard VIF International Portfolio (1)
Fidelity VIP High Income Portfolio Initial Class (1)	Vanguard VIF Mid-Cap Index Portfolio (1)
Fidelity VIP Investment Grade Bond Portfolio Initial Class (1)	Vanguard VIF Real Estate Index Portfolio (1)
Fidelity VIP Overseas Portfolio Initial Class (1)	Vanguard VIF Small Company Growth Portfolio (1)
Invesco V.I. American Franchise Fund Series I (1)	Vanguard VIF Total Bond Market Index Portfolio (1)
Invesco V.I. American Value Fund Series I (1)	Vanguard VIF Total Stock Market Index Portfolio (1)
(1) Statement of Operations and Changes in Net Assets for the years ended December 31, 2024 and 2023
(2) Statement of Operations and Changes in Net Assets for the period January 1, 2023 to December 31, 2023 and January 1, 2024 to April 16, 2024 (cessation of operations).
(3) Sub-account had no assets and liabilities as of December 31, 2024 and is therefore not included in the Statement of Assets and Liabilities and the Schedule of Portfolio Investments.

1

Basis for Opinions
These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub- accounts of Separate Account USL A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account USL A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with, the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 17, 2025

We have served as the auditor of one or more of the sub-accounts of Corebridge Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

2

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
AB VPS Balanced Hedged Allocation Portfolio Class A	$1,279,122	$—	$1,279,122	$6,264	$1,272,858	$1,279,122
AB VPS Discovery Value Portfolio Class A	780,245	—	780,245	—	780,245	780,245
AB VPS International Value Portfolio Class A	149,070	—	149,070	—	149,070	149,070
AB VPS Large Cap Growth Portfolio Class A	8,258,326	—	8,258,326	407,342	7,850,984	8,258,326
AB VPS Large Cap Growth Portfolio Class B	1,857,394	—	1,857,394	270,867	1,586,527	1,857,394
AB VPS Relative Value Portfolio Class A	3,720,154	—	3,720,154	186,806	3,533,348	3,720,154
AB VPS Relative Value Portfolio Class B	2,092,061	—	2,092,061	187,043	1,905,018	2,092,061
AB VPS Small Cap Growth Portfolio Class A	834,622	—	834,622	142	834,480	834,622
AB VPS Sustainable Global Thematic Portfolio Class A	1,239,504	—	1,239,504	76,182	1,163,322	1,239,504
AB VPS Sustainable Global Thematic Portfolio Class B	357,690	—	357,690	122,664	235,026	357,690
BNY Mellon Stock Index Fund, Inc. Initial Shares	908,624	—	908,624	6,966	901,658	908,624
Fidelity VIP Asset Manager Portfolio Initial Class	113,439	—	113,439	—	113,439	113,439
Fidelity VIP Contrafund Portfolio Initial Class	230,754	—	230,754	—	230,754	230,754
Fidelity VIP Government Money Market Portfolio Initial Class	2,242,531	—	2,242,531	102,725	2,139,806	2,242,531
Fidelity VIP Government Money Market Portfolio Service Class 2	991,558	—	991,558	7,524	984,034	991,558
Fidelity VIP Growth Portfolio Initial Class	1,762,824	—	1,762,824	1,198	1,761,626	1,762,824
Fidelity VIP High Income Portfolio Initial Class	161,515	—	161,515	—	161,515	161,515
Fidelity VIP Investment Grade Bond Portfolio Initial Class	9,274	—	9,274	—	9,274	9,274
Fidelity VIP Overseas Portfolio Initial Class	47,037	—	47,037	—	47,037	47,037
Invesco V.I. American Franchise Fund Series I	87,099	—	87,099	—	87,099	87,099
Invesco V.I. American Value Fund Series I	10,769	—	10,769	—	10,769	10,769
Invesco V.I. EQV International Equity Fund Series 1	77,371	—	77,371	—	77,371	77,371
Invesco V.I. Growth and Income Fund Series I	8,923	—	8,923	—	8,923	8,923
LVIP Delaware High Yield Fund Standard Class	19,109	—	19,109	—	19,109	19,109
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	9,547	—	9,547	—	9,547	9,547
LVIP Delaware SMID Cap Core Fund Standard Class	157,253	—	157,253	—	157,253	157,253
LVIP Delaware Value Fund Standard Class	167,823	—	167,823	1,705	166,118	167,823
Morgan Stanley VIF Growth Portfolio Class I	21,778	—	21,778	—	21,778	21,778
VanEck VIP Emerging Markets Fund Initial Class	8,422	—	8,422	—	8,422	8,422
VanEck VIP Global Resources Fund Initial Class	23,595	—	23,595	—	23,595	23,595
Vanguard Dividend Growth Fund Investor Shares	48,098	(26,709)	21,389	21,389	—	21,389
Vanguard LifeStrategy Income Fund Investor Shares	7,668	288	7,956	7,956	—	7,956
Vanguard VIF Balanced Portfolio	724,840	(22,522)	702,318	702,318	—	702,318
Vanguard VIF Capital Growth Portfolio	52,187	(90)	52,097	52,097	—	52,097
Vanguard VIF Equity Income Portfolio	239,465	15,020	254,485	254,485	—	254,485
Vanguard VIF Growth Portfolio	59,074	476	59,550	59,550	—	59,550
Vanguard VIF International Portfolio	277,267	(1,678)	275,589	275,589	—	275,589
Vanguard VIF Mid-Cap Index Portfolio	1,888	252	2,140	2,140	—	2,140
Vanguard VIF Real Estate Index Portfolio	10,179	160	10,339	10,339	—	10,339
Vanguard VIF Small Company Growth Portfolio	18,500	1,733	20,233	20,233	—	20,233
Vanguard VIF Total Bond Market Index Portfolio	427,737	4,506	432,243	432,243	—	432,243
Vanguard VIF Total Stock Market Index Portfolio	94,531	(19,095)	75,436	75,436	—	75,436
The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2024

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
AB VPS Balanced Hedged Allocation Portfolio Class A	139,490	$9.17	$1,279,122	$1,376,804	1
AB VPS Discovery Value Portfolio Class A	42,590	18.32	780,245	749,012	1
AB VPS International Value Portfolio Class A	9,859	15.12	149,070	135,308	1
AB VPS Large Cap Growth Portfolio Class A	92,468	89.31	8,258,326	6,122,472	1
AB VPS Large Cap Growth Portfolio Class B	23,299	79.72	1,857,394	1,456,697	1
AB VPS Relative Value Portfolio Class A	117,429	31.68	3,720,154	3,390,851	1
AB VPS Relative Value Portfolio Class B	67,770	30.87	2,092,061	1,943,906	1
AB VPS Small Cap Growth Portfolio Class A	65,667	12.71	834,622	1,012,256	1
AB VPS Sustainable Global Thematic Portfolio Class A	35,283	35.13	1,239,504	1,110,667	1
AB VPS Sustainable Global Thematic Portfolio Class B	10,905	32.80	357,690	360,886	1
BNY Mellon Stock Index Fund, Inc. Initial Shares	11,392	79.76	908,624	533,540	1
Fidelity VIP Asset Manager Portfolio Initial Class	6,896	16.45	113,439	104,711	1
Fidelity VIP Contrafund Portfolio Initial Class	3,983	57.94	230,754	157,936	1
Fidelity VIP Government Money Market Portfolio Initial Class	2,242,531	1.00	2,242,531	2,242,531	1
Fidelity VIP Government Money Market Portfolio Service Class 2	991,558	1.00	991,558	991,558	1
Fidelity VIP Growth Portfolio Initial Class	18,185	96.94	1,762,824	1,458,494	1
Fidelity VIP High Income Portfolio Initial Class	34,219	4.72	161,515	186,091	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	845	10.98	9,274	10,630	1
Fidelity VIP Overseas Portfolio Initial Class	1,847	25.47	47,037	32,425	1
Invesco V.I. American Franchise Fund Series I	1,095	79.53	87,099	63,385	1
Invesco V.I. American Value Fund Series I	610	17.66	10,769	8,505	1
Invesco V.I. EQV International Equity Fund Series 1	2,308	33.52	77,371	67,116	1
Invesco V.I. Growth and Income Fund Series I	441	20.25	8,923	8,363	1
LVIP Delaware High Yield Fund Standard Class	4,526	4.22	19,109	22,763	1
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	1,026	9.31	9,547	10,231	1
LVIP Delaware SMID Cap Core Fund Standard Class	5,654	27.81	157,253	126,925	1
LVIP Delaware Value Fund Standard Class	6,566	25.56	167,823	179,104	1
Morgan Stanley VIF Growth Portfolio Class I	1,113	19.57	21,778	23,725	1
VanEck VIP Emerging Markets Fund Initial Class	918	9.17	8,422	10,038	1
VanEck VIP Global Resources Fund Initial Class	937	25.18	23,595	27,179	1
Vanguard Dividend Growth Fund Investor Shares	1,328	36.21	48,098	49,788	1
Vanguard LifeStrategy Income Fund Investor Shares	510	15.03	7,668	7,994	1
Vanguard VIF Balanced Portfolio	29,263	24.77	724,840	671,067	1
Vanguard VIF Capital Growth Portfolio	1,024	50.94	52,187	43,322	1
Vanguard VIF Equity Income Portfolio	9,556	25.06	239,465	215,589	1
Vanguard VIF Growth Portfolio	1,756	33.64	59,074	37,923	1
Vanguard VIF International Portfolio	10,831	25.60	277,267	257,108	1
Vanguard VIF Mid-Cap Index Portfolio	70	26.84	1,888	1,866	1
Vanguard VIF Real Estate Index Portfolio	867	11.74	10,179	10,581	1
Vanguard VIF Small Company Growth Portfolio	948	19.51	18,500	15,660	1
Vanguard VIF Total Bond Market Index Portfolio	40,893	10.46	427,737	471,237	1
Vanguard VIF Total Stock Market Index Portfolio	1,683	56.16	94,531	79,935	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Discovery Value Portfolio Class A	AB VPS International Value Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B
For the Year Ended December 31, 2024
From operations:
Dividends	$25,782	$6,646	$4,105	$4,597	$—
Mortality and expense risk and administrative charges	(18,166)	(10,758)	(2,106)	(117,666)	(24,846)
Net investment income (loss)	7,616	(4,112)	1,999	(113,069)	(24,846)
Net realized gain (loss)	(22,933)	362	(2,543)	360,966	36,287
Capital gain distribution from mutual funds	25,782	37,842	—	340,673	81,534
Change in unrealized appreciation (depreciation) of investments	79,093	27,707	4,514	1,148,143	262,678
Increase (decrease) in net assets from operations	89,558	61,799	3,970	1,736,713	355,653

From contract transactions:
Payments received from contract owners	—	—	—	193,777	113,827
Payments for contract benefits or terminations	(84,696)	(20,999)	(8,381)	(1,032,191)	(178,474)
Transfers between sub-accounts (including fixed account), net	3,632	(7,815)	(3,680)	(204,297)	27,460
Contract maintenance charges	(1,521)	(1,320)	(270)	(4,054)	(2,302)
Adjustments to net assets allocated to contracts in payout period	—	—	—	231	—
Increase (decrease) in net assets from contract transactions	(82,585)	(30,134)	(12,331)	(1,046,534)	(39,489)

Increase (decrease) in net assets	6,973	31,665	(8,361)	690,179	316,164
Net assets at beginning of period	1,272,149	748,580	157,431	7,568,147	1,541,230
Net assets at end of period	$1,279,122	$780,245	$149,070	$8,258,326	$1,857,394

Beginning units	64,480	12,870	8,276	48,584	41,640
Units issued	498	13	932	1,198	2,160
Units redeemed	(4,564)	(517)	(1,644)	(6,778)	(3,070)
Ending units	60,414	12,366	7,564	43,004	40,730

For the Year Ended December 31, 2023
From operations:
Dividends	$16,039	$7,438	$1,184	$—	$—
Mortality and expense risk and administrative charges	(18,916)	(9,762)	(2,302)	(99,011)	(20,296)
Net investment income (loss)	(2,877)	(2,324)	(1,118)	(99,011)	(20,296)
Net realized gain (loss)	(85,809)	(6,208)	1,415	186,404	5,981
Capital gain distribution from mutual funds	69,193	58,575	—	450,598	109,260
Change in unrealized appreciation (depreciation) of investments	168,105	53,327	20,210	1,509,169	301,283
Increase (decrease) in net assets from operations	148,612	103,370	20,507	2,047,160	396,228

From contract transactions:
Payments received from contract owners	—	—	—	121,168	348,394
Payments for contract benefits or terminations	(90,973)	(42,669)	(40,890)	(1,052,942)	(389,865)
Transfers between sub-accounts (including fixed account), net	(140,355)	(20,004)	7,329	(160,704)	(7,134)
Contract maintenance charges	(1,471)	(1,167)	(249)	(3,674)	(1,891)
Adjustments to net assets allocated to contracts in payout period	227	—	—	531	721
Increase (decrease) in net assets from contract transactions	(232,572)	(63,840)	(33,810)	(1,095,621)	(49,775)

Increase (decrease) in net assets	(83,960)	39,530	(13,303)	951,539	346,453
Net assets at beginning of period	1,356,109	709,050	170,734	6,616,608	1,194,777
Net assets at end of period	$1,272,149	$748,580	$157,431	$7,568,147	$1,541,230

Beginning units	76,619	14,087	10,191	56,489	42,907
Units issued	411	62	520	273	6,696
Units redeemed	(12,550)	(1,279)	(2,435)	(8,178)	(7,963)
Ending units	64,480	12,870	8,276	48,584	41,640

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Relative Value Portfolio Class A	AB VPS Relative Value Portfolio Class B	AB VPS Small Cap Growth Portfolio Class A	AB VPS Sustainable Global Thematic Portfolio Class A	AB VPS Sustainable Global Thematic Portfolio Class B
For the Year Ended December 31, 2024
From operations:
Dividends	$55,958	$28,043	$1,874	$—	$—
Mortality and expense risk and administrative charges	(56,256)	(30,666)	(11,237)	(19,582)	(5,109)
Net investment income (loss)	(298)	(2,623)	(9,363)	(19,582)	(5,109)
Net realized gain (loss)	90,328	3,742	(42,357)	158,775	46,570
Capital gain distribution from mutual funds	132,932	78,906	—	3,969	1,126
Change in unrealized appreciation (depreciation) of investments	221,607	152,828	177,487	(66,692)	(29,577)
Increase (decrease) in net assets from operations	444,569	232,853	125,767	76,470	13,010

From contract transactions:
Payments received from contract owners	—	50,658	4,764	61,343	102,124
Payments for contract benefits or terminations	(471,686)	(271,132)	(88,840)	(288,470)	(111,501)
Transfers between sub-accounts (including fixed account), net	(289,295)	21,133	(3,474)	13,444	(25,625)
Contract maintenance charges	(1,761)	(2,790)	(472)	(780)	(437)
Adjustments to net assets allocated to contracts in payout period	2,019	—	—	—	—
Increase (decrease) in net assets from contract transactions	(760,723)	(202,131)	(88,022)	(214,463)	(35,439)

Increase (decrease) in net assets	(316,154)	30,722	37,745	(137,993)	(22,429)
Net assets at beginning of period	4,036,308	2,061,339	796,877	1,377,497	380,119
Net assets at end of period	$3,720,154	$2,092,061	$834,622	$1,239,504	$357,690

Beginning units	32,585	17,121	15,639	33,097	24,674
Units issued	746	446	333	1,183	5,503
Units redeemed	(6,480)	(1,939)	(1,996)	(5,843)	(7,954)
Ending units	26,851	15,628	13,976	28,437	22,223

For the Year Ended December 31, 2023
From operations:
Dividends	$57,378	$25,059	$—	$3,771	$111
Mortality and expense risk and administrative charges	(55,076)	(27,599)	(10,898)	(18,502)	(4,992)
Net investment income (loss)	2,302	(2,540)	(10,898)	(14,731)	(4,881)
Net realized gain (loss)	(18,469)	(13,041)	(29,786)	94,783	25,748
Capital gain distribution from mutual funds	301,735	158,286	—	78,023	23,857
Change in unrealized appreciation (depreciation) of investments	106,013	50,459	158,318	23,691	(934)
Increase (decrease) in net assets from operations	391,581	193,164	117,634	181,766	43,790

From contract transactions:
Payments received from contract owners	59,834	36,380	26,529	—	185,044
Payments for contract benefits or terminations	(489,103)	(150,276)	(74,841)	(154,752)	(129,004)
Transfers between sub-accounts (including fixed account), net	33,155	(33,305)	(25,985)	(5,168)	(104)
Contract maintenance charges	(1,855)	(2,480)	(485)	(806)	(473)
Adjustments to net assets allocated to contracts in payout period	2,230	—	—	54	—
Increase (decrease) in net assets from contract transactions	(395,739)	(149,681)	(74,782)	(160,672)	55,463

Increase (decrease) in net assets	(4,158)	43,483	42,852	21,094	99,253
Net assets at beginning of period	4,040,466	2,017,856	754,025	1,356,403	280,866
Net assets at end of period	$4,036,308	$2,061,339	$796,877	$1,377,497	$380,119

Beginning units	35,928	18,465	17,218	37,284	20,802
Units issued	777	405	544	3	7,206
Units redeemed	(4,120)	(1,749)	(2,123)	(4,190)	(3,334)
Ending units	32,585	17,121	15,639	33,097	24,674

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Sustainable International Thematic Portfolio Class A	BNY Mellon Stock Index Fund, Inc. Initial Shares	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
For the Year Ended December 31, 2024
From operations:
Dividends	$—	$9,902	$2,764	$426	$108,305
Mortality and expense risk and administrative charges	(3,082)	(11,927)	(1,729)	(3,755)	(30,686)
Net investment income (loss)	(3,082)	(2,025)	1,035	(3,329)	77,619
Net realized gain (loss)	(118,758)	20,268	388	58,270	—
Capital gain distribution from mutual funds	—	52,467	751	26,067	—
Change in unrealized appreciation (depreciation) of investments	110,737	101,076	6,345	(6,670)	—
Increase (decrease) in net assets from operations	(11,103)	171,786	8,519	74,338	77,619

From contract transactions:
Payments received from contract owners	—	—	—	—	30,659
Payments for contract benefits or terminations	(18,567)	(21,636)	(12,687)	(95,690)	(588,398)
Transfers between sub-accounts (including fixed account), net	(779,765)	(14)	(51)	(605)	956,394
Contract maintenance charges	(111)	(299)	(51)	(192)	(1,416)
Adjustments to net assets allocated to contracts in payout period	202	2,302	—	—	990
Increase (decrease) in net assets from contract transactions	(798,241)	(19,647)	(12,789)	(96,487)	398,229

Increase (decrease) in net assets	(809,344)	152,139	(4,270)	(22,149)	475,848
Net assets at beginning of period	809,344	756,485	117,709	252,903	1,766,683
Net assets at end of period	$—	$908,624	$113,439	$230,754	$2,242,531

Beginning units	18,214	9,981	3,364	3,208	183,290
Units issued	579	27	339	560	103,979
Units redeemed	(18,793)	(255)	(673)	(1,549)	(61,575)
Ending units	—	9,753	3,030	2,219	225,694

For the Year Ended December 31, 2023
From operations:
Dividends	$—	$9,777	$2,657	$1,122	$86,208
Mortality and expense risk and administrative charges	(11,650)	(9,551)	(1,578)	(3,139)	(25,210)
Net investment income (loss)	(11,650)	226	1,079	(2,017)	60,998
Net realized gain (loss)	31,167	12,083	(151)	3,580	—
Capital gain distribution from mutual funds	30,247	24,916	1,237	8,052	—
Change in unrealized appreciation (depreciation) of investments	38,881	111,269	10,128	51,706	—
Increase (decrease) in net assets from operations	88,645	148,494	12,293	61,321	60,998

From contract transactions:
Payments received from contract owners	40,841	—	—	—	15,019
Payments for contract benefits or terminations	(143,143)	(13,075)	(5,446)	(3,576)	(140,245)
Transfers between sub-accounts (including fixed account), net	(47,400)	(25)	—	(22)	(4,374)
Contract maintenance charges	(505)	(301)	(58)	(239)	(1,518)
Adjustments to net assets allocated to contracts in payout period	733	1,920	—	—	4,019
Increase (decrease) in net assets from contract transactions	(149,474)	(11,481)	(5,504)	(3,837)	(127,099)

Increase (decrease) in net assets	(60,829)	137,013	6,789	57,484	(66,101)
Net assets at beginning of period	870,173	619,472	110,920	195,419	1,832,784
Net assets at end of period	$809,344	$756,485	$117,709	$252,903	$1,766,683

Beginning units	21,751	10,150	3,531	3,262	195,940
Units issued	953	31	—	—	2,789
Units redeemed	(4,490)	(200)	(167)	(54)	(15,439)
Ending units	18,214	9,981	3,364	3,208	183,290

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class
For the Year Ended December 31, 2024
From operations:
Dividends	$49,649	$15	$9,518	$325	$842
Mortality and expense risk and administrative charges	(14,779)	(23,492)	(2,198)	(131)	(720)
Net investment income (loss)	34,870	(23,477)	7,320	194	122
Net realized gain (loss)	—	139,628	(472)	(26)	9,830
Capital gain distribution from mutual funds	—	370,320	—	—	2,241
Change in unrealized appreciation (depreciation) of investments	—	(71,941)	4,406	(135)	(9,705)
Increase (decrease) in net assets from operations	34,870	414,530	11,254	33	2,488

From contract transactions:
Payments received from contract owners	8,002	—	—	—	—
Payments for contract benefits or terminations	(95,689)	(186,047)	(855)	—	(18,820)
Transfers between sub-accounts (including fixed account), net	(7,751)	(14)	—	1	—
Contract maintenance charges	(2,304)	(422)	(51)	(18)	(14)
Adjustments to net assets allocated to contracts in payout period	—	2,505	—	—	—
Increase (decrease) in net assets from contract transactions	(97,742)	(183,978)	(906)	(17)	(18,834)

Increase (decrease) in net assets	(62,872)	230,552	10,348	16	(16,346)
Net assets at beginning of period	1,054,430	1,532,272	151,167	9,258	63,383
Net assets at end of period	$991,558	$1,762,824	$161,515	$9,274	$47,037

Beginning units	112,765	17,721	6,774	398	2,079
Units issued	7,806	27	—	—	—
Units redeemed	(17,989)	(1,891)	(38)	(1)	(589)
Ending units	102,582	15,857	6,736	397	1,490

For the Year Ended December 31, 2023
From operations:
Dividends	$47,104	$1,775	$8,266	$234	$623
Mortality and expense risk and administrative charges	(14,510)	(18,697)	(2,006)	(125)	(817)
Net investment income (loss)	32,594	(16,922)	6,260	109	(194)
Net realized gain (loss)	—	24,179	(772)	(28)	366
Capital gain distribution from mutual funds	—	63,663	—	—	158
Change in unrealized appreciation (depreciation) of investments	—	324,042	6,953	338	9,718
Increase (decrease) in net assets from operations	32,594	394,962	12,441	419	10,048

From contract transactions:
Payments for contract benefits or terminations	(8,581)	(24,057)	(1,406)	—	—
Transfers between sub-accounts (including fixed account), net	2,858	(28)	(1)	(1)	—
Contract maintenance charges	(2,135)	(466)	(53)	(21)	(14)
Adjustments to net assets allocated to contracts in payout period	100	1,927	—	—	—
Increase (decrease) in net assets from contract transactions	(7,758)	(22,624)	(1,460)	(22)	(14)

Increase (decrease) in net assets	24,836	372,338	10,981	397	10,034
Net assets at beginning of period	1,029,594	1,159,934	140,186	8,861	53,349
Net assets at end of period	$1,054,430	$1,532,272	$151,167	$9,258	$63,383

Beginning units	113,615	18,023	6,844	398	2,080
Units issued	541	28	—	—	—
Units redeemed	(1,391)	(330)	(70)	—	(1)
Ending units	112,765	17,721	6,774	398	2,079

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I	Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Growth and Income Fund Series I	LVIP Delaware High Yield Fund Standard Class
For the Year Ended December 31, 2024
From operations:
Dividends	$—	$98	$1,430	$127	$1,216
Mortality and expense risk and administrative charges	(1,112)	(135)	(1,148)	(120)	(234)
Net investment income (loss)	(1,112)	(37)	282	7	982
Net realized gain (loss)	585	37	969	21	(58)
Capital gain distribution from mutual funds	—	228	425	545	—
Change in unrealized appreciation (depreciation) of investments	22,490	2,169	(2,216)	551	43
Increase (decrease) in net assets from operations	21,963	2,397	(540)	1,124	967

From contract transactions:
Payments for contract benefits or terminations	(1,552)	(6)	(1,941)	(5)	—
Transfers between sub-accounts (including fixed account), net	—	(1)	—	(1)	1
Contract maintenance charges	(85)	—	(50)	—	(4)
Increase (decrease) in net assets from contract transactions	(1,637)	(7)	(1,991)	(6)	(3)

Increase (decrease) in net assets	20,326	2,390	(2,531)	1,118	964
Net assets at beginning of period	66,773	8,379	79,902	7,805	18,145
Net assets at end of period	$87,099	$10,769	$77,371	$8,923	$19,109

Beginning units	1,819	225	2,705	241	326
Units redeemed	(36)	(1)	(65)	—	—
Ending units	1,783	224	2,640	241	326

For the Year Ended December 31, 2023
From operations:
Dividends	$—	$49	$148	$118	$1,178
Mortality and expense risk and administrative charges	(843)	(104)	(1,052)	(101)	(212)
Net investment income (loss)	(843)	(55)	(904)	17	966
Net realized gain (loss)	(753)	23	830	13	(62)
Capital gain distribution from mutual funds	1,314	1,609	56	939	—
Change in unrealized appreciation (depreciation) of investments	20,185	(545)	11,560	(189)	934
Increase (decrease) in net assets from operations	19,903	1,032	11,542	780	1,838

From contract transactions:
Payments for contract benefits or terminations	(7,160)	(6)	(2,458)	(6)	—
Transfers between sub-accounts (including fixed account), net	(8)	(3)	(4)	—	—
Contract maintenance charges	(88)	—	(61)	—	(4)
Increase (decrease) in net assets from contract transactions	(7,256)	(9)	(2,523)	(6)	(4)

Increase (decrease) in net assets	12,647	1,023	9,019	774	1,834
Net assets at beginning of period	54,126	7,356	70,883	7,031	16,311
Net assets at end of period	$66,773	$8,379	$79,902	$7,805	$18,145

Beginning units	2,060	225	2,796	241	326
Units redeemed	(241)	—	(91)	—	—
Ending units	1,819	225	2,705	241	326

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	LVIP Delaware Limited-Term Diversified Income Fund Standard Class	LVIP Delaware SMID Cap Core Fund Standard Class	LVIP Delaware Value Fund Standard Class	Morgan Stanley VIF Growth Portfolio Class I	VanEck VIP Emerging Markets Fund Initial Class
For the Year Ended December 31, 2024
From operations:
Dividends	$379	$926	$3,290	$—	$150
Mortality and expense risk and administrative charges	(119)	(1,868)	(2,112)	(234)	(125)
Net investment income (loss)	260	(942)	1,178	(234)	25
Net realized gain (loss)	(9)	377	(27)	(83)	(11)
Capital gain distribution from mutual funds	—	7,043	6,274	—	—
Change in unrealized appreciation (depreciation) of investments	27	11,984	1,857	7,035	(31)
Increase (decrease) in net assets from operations	278	18,462	9,282	6,718	(17)

From contract transactions:
Payments for contract benefits or terminations	—	—	—	(12)	—
Transfers between sub-accounts (including fixed account), net	—	—	1	—	—
Contract maintenance charges	(2)	(60)	(175)	—	(7)
Increase (decrease) in net assets from contract transactions	(2)	(60)	(174)	(12)	(7)

Increase (decrease) in net assets	276	18,402	9,108	6,706	(24)
Net assets at beginning of period	9,271	138,851	158,715	15,072	8,446
Net assets at end of period	$9,547	$157,253	$167,823	$21,778	$8,422

Beginning units	327	952	1,316	373	319
Units redeemed	—	—	(1)	—	—
Ending units	327	952	1,315	373	319

For the Year Ended December 31, 2023
From operations:
Dividends	$325	$1,446	$2,643	$—	$291
Mortality and expense risk and administrative charges	(113)	(1,578)	(1,887)	(175)	(113)
Net investment income (loss)	212	(132)	756	(175)	178
Net realized gain (loss)	(11)	165	(153)	(151)	(21)
Capital gain distribution from mutual funds	—	6,499	6,915	—	—
Change in unrealized appreciation (depreciation) of investments	130	11,594	(4,098)	5,124	487
Increase (decrease) in net assets from operations	331	18,126	3,420	4,798	644

From contract transactions:
Payments for contract benefits or terminations	—	—	—	(11)	—
Transfers between sub-accounts (including fixed account), net	(1)	—	1	(3)	(1)
Contract maintenance charges	(2)	(60)	(204)	—	(7)
Increase (decrease) in net assets from contract transactions	(3)	(60)	(203)	(14)	(8)

Increase (decrease) in net assets	328	18,066	3,217	4,784	636
Net assets at beginning of period	8,943	120,785	155,498	10,288	7,810
Net assets at end of period	$9,271	$138,851	$158,715	$15,072	$8,446

Beginning units	327	953	1,318	374	319
Units redeemed	—	(1)	(2)	(1)	—
Ending units	327	952	1,316	373	319

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VanEck VIP Global Resources Fund Initial Class	Vanguard Dividend Growth Fund Investor Shares	Vanguard LifeStrategy Income Fund Investor Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Capital Growth Portfolio
For the Year Ended December 31, 2024
From operations:
Dividends	$652	$657	$229	$16,538	$576
Mortality and expense risk and administrative charges	(384)	(162)	(50)	(3,728)	(273)
Net investment income (loss)	268	495	179	12,810	303
Net realized gain (loss)	(2,689)	625	(1,468)	(23,523)	569
Capital gain distribution from mutual funds	—	4,222	149	35,769	1,053
Change in unrealized appreciation (depreciation) of investments	282	(3,504)	1,373	69,454	4,282
Increase (decrease) in net assets from operations	(2,139)	1,838	233	94,510	6,207

From contract transactions:
Payments for contract benefits or terminations	(14,965)	(5,232)	—	(82,596)	—
Transfers between sub-accounts (including fixed account), net	(1)	167	1	845	(1)
Contract maintenance charges	(4)	—	—	—	—
Adjustments to net assets allocated to contracts in payout period	—	(2,167)	(8,652)	9,341	(2,310)
Increase (decrease) in net assets from contract transactions	(14,970)	(7,232)	(8,651)	(72,410)	(2,311)

Increase (decrease) in net assets	(17,109)	(5,394)	(8,418)	22,100	3,896
Net assets at beginning of period	40,704	26,783	16,374	680,218	48,201
Net assets at end of period	$23,595	$21,389	$7,956	$702,318	$52,097

Beginning units	1,482	406	832	15,225	597
Units issued	—	339	—	335	—
Units redeemed	(585)	(72)	(472)	(1,660)	(65)
Ending units	897	673	360	13,900	532

For the Year Ended December 31, 2023
From operations:
Dividends	$1,159	$444	$533	$13,303	$510
Mortality and expense risk and administrative charges	(573)	(138)	(85)	(3,497)	(251)
Net investment income (loss)	586	306	448	9,806	259
Net realized gain (loss)	(44)	(882)	(470)	(11,486)	(1,326)
Capital gain distribution from mutual funds	—	159	—	25,780	2,457
Change in unrealized appreciation (depreciation) of investments	(2,649)	3,179	1,453	61,556	10,268
Increase (decrease) in net assets from operations	(2,107)	2,762	1,431	85,656	11,658

From contract transactions:
Payments for contract benefits or terminations	—	(4,641)	(2,235)	(85,432)	—
Transfers between sub-accounts (including fixed account), net	(1)	1	(1)	—	—
Contract maintenance charges	(6)	—	—	—	—
Adjustments to net assets allocated to contracts in payout period	—	4,810	489	(3,926)	(8,135)
Increase (decrease) in net assets from contract transactions	(7)	170	(1,747)	(89,358)	(8,135)

Increase (decrease) in net assets	(2,114)	2,932	(316)	(3,702)	3,523
Net assets at beginning of period	42,818	23,851	16,690	683,920	44,678
Net assets at end of period	$40,704	$26,783	$16,374	$680,218	$48,201

Beginning units	1,482	375	885	16,192	663
Units issued	—	106	63	1,057	—
Units redeemed	—	(75)	(116)	(2,024)	(66)
Ending units	1,482	406	832	15,225	597

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Equity Income Portfolio	Vanguard VIF Growth Portfolio	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio
For the Year Ended December 31, 2024
From operations:
Dividends	$7,137	$158	$90	$3,255	$19
Mortality and expense risk and administrative charges	(1,281)	(297)	(7)	(1,427)	(10)
Net investment income (loss)	5,856	(139)	83	1,828	9
Net realized gain (loss)	2,812	1,031	(26)	(8,049)	435
Capital gain distribution from mutual funds	15,046	—	—	8,617	16
Change in unrealized appreciation (depreciation) of investments	9,146	14,984	28	19,084	(133)
Increase (decrease) in net assets from operations	32,860	15,876	85	21,480	327

From contract transactions:
Payments for contract benefits or terminations	(45,602)	—	(89)	(39,672)	—
Transfers between sub-accounts (including fixed account), net	—	—	(1,541)	(2,418)	—
Adjustments to net assets allocated to contracts in payout period	30,545	(7,072)	(40)	33,115	514
Increase (decrease) in net assets from contract transactions	(15,057)	(7,072)	(1,670)	(8,975)	514

Increase (decrease) in net assets	17,803	8,804	(1,585)	12,505	841
Net assets at beginning of period	236,682	50,746	1,585	263,084	1,299
Net assets at end of period	$254,485	$59,550	$—	$275,589	$2,140

Beginning units	4,308	856	56	5,936	25
Units issued	157	—	1	326	1
Units redeemed	(745)	(169)	(57)	(830)	—
Ending units	3,720	687	—	5,432	26

For the Year Ended December 31, 2023
From operations:
Dividends	$6,423	$119	$69	$3,786	$30
Mortality and expense risk and administrative charges	(1,238)	(259)	(7)	(1,363)	(11)
Net investment income (loss)	5,185	(140)	62	2,423	19
Net realized gain (loss)	(8,043)	(3,555)	(37)	(58,469)	107
Capital gain distribution from mutual funds	12,557	—	—	8,163	37
Change in unrealized appreciation (depreciation) of investments	9,539	20,033	129	82,627	156
Increase (decrease) in net assets from operations	19,238	16,338	154	34,744	319

From contract transactions:
Payments for contract benefits or terminations	(40,743)	—	(103)	(36,682)	—
Transfers between sub-accounts (including fixed account), net	(1)	—	(1)	(1)	—
Adjustments to net assets allocated to contracts in payout period	25,322	(8,846)	216	3,071	(1,131)
Increase (decrease) in net assets from contract transactions	(15,422)	(8,846)	112	(33,612)	(1,131)

Increase (decrease) in net assets	3,816	7,492	266	1,132	(812)
Net assets at beginning of period	232,866	43,254	1,319	261,952	2,111
Net assets at end of period	$236,682	$50,746	$1,585	$263,084	$1,299

Beginning units	4,170	939	55	5,869	38
Units issued	917	—	5	885	—
Units redeemed	(779)	(83)	(4)	(818)	(13)
Ending units	4,308	856	56	5,936	25

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard VIF Small Company Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio
For the Year Ended December 31, 2024
From operations:
Dividends	$410	$50	$106	$12,946	$1,026
Mortality and expense risk and administrative charges	(64)	(5)	(104)	(2,334)	(431)
Net investment income (loss)	346	45	2	10,612	595
Net realized gain (loss)	(944)	(36)	(331)	(12,894)	2,330
Capital gain distribution from mutual funds	346	—	—	—	5,627
Change in unrealized appreciation (depreciation) of investments	927	54	2,300	5,580	7,810
Increase (decrease) in net assets from operations	675	63	1,971	3,298	16,362

From contract transactions:
Payments for contract benefits or terminations	(1,082)	—	(162)	(59,135)	(7,601)
Transfers between sub-accounts (including fixed account), net	892	(2)	3,244	(13)	(174)
Adjustments to net assets allocated to contracts in payout period	(3,038)	(1,433)	(3,927)	28,176	(9,957)
Increase (decrease) in net assets from contract transactions	(3,228)	(1,435)	(845)	(30,972)	(17,732)

Increase (decrease) in net assets	(2,553)	(1,372)	1,126	(27,674)	(1,370)
Net assets at beginning of period	12,892	1,372	19,107	459,917	76,806
Net assets at end of period	$10,339	$—	$20,233	$432,243	$75,436

Beginning units	306	87	401	27,377	1,317
Units issued	18	—	52	1,498	47
Units redeemed	(105)	(87)	(145)	(3,521)	(110)
Ending units	219	—	308	25,354	1,254

For the Year Ended December 31, 2023
From operations:
Dividends	$304	$30	$79	$11,792	$822
Mortality and expense risk and administrative charges	(65)	(7)	(101)	(2,415)	(382)
Net investment income (loss)	239	23	(22)	9,377	440
Net realized gain (loss)	(195)	(13)	(1,261)	(16,099)	(4,092)
Capital gain distribution from mutual funds	574	—	—	—	4,004
Change in unrealized appreciation (depreciation) of investments	765	67	4,798	29,486	16,694
Increase (decrease) in net assets from operations	1,383	77	3,515	22,764	17,046

From contract transactions:
Payments for contract benefits or terminations	(984)	—	(115)	(59,432)	(6,183)
Transfers between sub-accounts (including fixed account), net	(1)	—	—	1	3
Adjustments to net assets allocated to contracts in payout period	(69)	(142)	(2,830)	11,464	(993)
Increase (decrease) in net assets from contract transactions	(1,054)	(142)	(2,945)	(47,967)	(7,173)

Increase (decrease) in net assets	329	(65)	570	(25,203)	9,873
Net assets at beginning of period	12,563	1,437	18,537	485,120	66,933
Net assets at end of period	$12,892	$1,372	$19,107	$459,917	$76,806

Beginning units	309	96	413	29,773	1,334
Units issued	21	—	—	1,278	95
Units redeemed	(24)	(9)	(12)	(3,674)	(112)
Ending units	306	87	401	27,377	1,317

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.    Organization
Separate Account USL A (the “Separate Account”) is a segregated investment account established by The United States Life Insurance Company in the City of New York (“USL”) to receive and invest premium payments from variable annuity contracts issued by USL. USL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc. (“AIG”) owned approximately 22.7% and Nippon Life Insurance Company owned approximately 21.7% of outstanding Corebridge common stock as of December 31, 2024.
The Separate Account includes the following products, which are no longer available for sale:

Gallery	Paradigm
GENERATIONS™	Profile
Group Immediate Variable Annuity (“GIVA”)	The Variable Annuity
Ovation	Trilogy
Ovation Advisor	Vanguard Group Immediate Variable Annuity (“Vanguard SPIA”)
Ovation Plus
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open- ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.
For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2024 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Relative Value Portfolio Class B
AB VPS Discovery Value Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
AB VPS International Value Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class A
AB VPS Large Cap Growth Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class B
AB VPS Large Cap Growth Portfolio Class B	AB VPS Sustainable International Thematic Portfolio Class A(d)
AB VPS Relative Value Portfolio Class A

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II High Yield V.I. Fund Class I(a)	BlackRock II Total Return V.I. Fund Class I(a)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage Large Cap Core V.I. Fund Class I(a)	BlackRock Global Allocation V.I. Fund Class I(a)
BlackRock Advantage SMID Cap V.I. Fund Class I(a)	BlackRock Government Money Market V.I. Fund Class I(a)
BlackRock Basic Value V.I. Fund Class I(a)	BlackRock International V.I. Fund Class I(a)
BlackRock Equity Dividend V.I. Fund Class I(a)	BlackRock Large Cap Focus Growth V.I. Fund Class I(a)

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Core Equity Fund Series I(a)
Invesco V.I. American Value Fund Series I	Invesco V.I. Government Securities Fund Series I(a)
Invesco V.I. Comstock Fund Series I(a)	Invesco V.I. Growth and Income Fund Series I

14

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. High Yield Fund Series I(a)

Lincoln Variable Insurance Products Trust (LVIP)
LVIP BlackRock Global Allocation Fund Standard Class(a)	LVIP Delaware SMID Cap Core Fund Standard Class
LVIP Delaware High Yield Fund Standard Class	LVIP Delaware Value Fund Standard Class
LVIP Delaware Limited-Term Diversified Income Fund Standard Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(a)	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Global Strategist Portfolio Class I(a)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I(a)(c)

VALIC Company I(b)
VALIC Company I International Equities Index Fund(a)	VALIC Company I Science & Technology Fund(a)
VALIC Company I Mid Cap Index Fund(a)	VALIC Company I Small Cap Index Fund(a)
VALIC Company I Nasdaq-100 Index Fund(a)	VALIC Company I Stock Index Fund(a)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class

The Vanguard Group, Inc. (Vanguard)
Vanguard 500 Index Fund Admiral Shares(a)	Vanguard LifeStrategy Moderate Growth Fund Investor Shares(a)
Vanguard Dividend Growth Fund Investor Shares	Vanguard Small-Cap Growth Index Fund Admiral Shares(a)
Vanguard Federal Money Market Fund Investor Shares(a)	Vanguard Small-Cap Value Index Fund Admiral Shares(a)
Vanguard GNMA Fund Investor Shares(a)	Vanguard Total Bond Market Index Fund Admiral Shares(a)
Vanguard Inflation-Protected Securities Fund Investor Shares(a)	Vanguard U.S. Growth Fund Investor Shares(a)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares(a)	Vanguard Wellington Fund Investor Shares(a)
Vanguard LifeStrategy Growth Fund Investor Shares(a)	Vanguard Windsor Fund Investor Shares(a)
Vanguard LifeStrategy Income Fund Investor Shares

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF Balanced Portfolio	Vanguard VIF International Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Conservative Allocation Portfolio(a)	Vanguard VIF Moderate Allocation Portfolio(a)
Vanguard VIF Diversified Value Portfolio(a)	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio(e)
Vanguard VIF Equity Index Portfolio(a)	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio(e)	Vanguard VIF Total Stock Market Index Portfolio
(a)     Sub-account had no activity during the current or prior year and no assets or liabilities as of December 31, 2024.
(b)    VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of USL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I. SunAmerica Asset Management, LLC., an affiliate of USL, serves as the administrator to each series of VALIC Company I and as the investment sub-advisor to certain series of VALIC Company I.
(c)    Cessation of operations December 6, 2024.
(d)    Statement of Operations and Changes in Net Assets for the period January 1, 2023 to December 31, 2023 and January 1, 2024 to April 16, 2024 (cessation of operations).
(e)     Sub-account had no assets and liabilities as of December 31, 2024 and is therefore not included in the Statement of Assets and Liabilities and the Schedule of Portfolio Investments.
In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of USL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.
The assets of each of the sub-accounts of the Separate Account are registered in the name of USL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business USL may conduct.
Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

15

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Each subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of the subaccounts may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The chief operating decision maker (CODM) oversees the performance of the underlying funds to evaluate the results of the business and make operational decisions. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.
2.    Summary of Significant Accounting Policy
The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.
Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.
Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.
Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.
An assumed interest rate between 3.50 percent and 5.00 percent is used in determining annuity payments for all contracts.
At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, USL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.
Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.
Income Taxes: The operations of the Separate Account are included in the federal income tax return of USL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, USL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. USL will periodically review changes in the tax law. USL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.
3.    Fair Value Measurements
Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.
•Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

16

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

•Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Separate Account assets measured at fair value as of December 31, 2024 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2024, and respective hierarchy levels.
4.    Expenses
Expense charges are applied against the current value of the Separate Account and are paid to USL as follows:
Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to USL. The mortality risk charge represents compensation to USL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to USL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses USL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges Maximum Annual Rate
Gallery	1.40%
GENERATIONS®	1.40%
GIVA	1.25%
Ovation	1.40%
Ovation Advisor	1.40%
Ovation Plus	1.40%
Paradigm	1.40%
Profile	1.40%
Trilogy	1.40%
Vanguard SPIA	0.52%
Variable Annuity	1.25%
Annual Administrative Charge: An annual administrative expense charge may be assessed against each contract on its anniversary date. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.
An annual administrative expense charge of $30 may be assessed against each contract. For Ovation, Ovation Advisor, Paradigm, Profile, and Trilogy products, if the contract value equals or exceeds $50,000 the administrative expense charge may be waived. Contracts under the Ovation Plus, Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge.
Distribution Charge: Daily charges for distribution expense are assessed on contracts issued under certain product and are equivalent to certain percentage of the value of the contracts. This covers all expenses associated with the distribution of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

17

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

An annual distribution charge of 0.20 percent of the value of the contracts is assessed against all contracts issued under the Ovation Plus product.
Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to USL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
The maximum withdrawal charge is 6 percent of the contract value subject to a maximum charge of 8.50 percent of premiums paid for single premium contracts and a maximum charge of 6 percent of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to withdrawal charges.
Annual Certificate Fee: USL will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS® contract. This fee is not imposed during the annuity period. USL reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding.
Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
A transfer fee of $10 is assessed on each transfer in excess of 12 transfers during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year for the GENERATIONS product.
Accidental Death Benefit Charge: Daily charges for the accidental death benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.
An annual charge of 0.05 percent of the value of the contracts is assessed against all contracts that have elected this option.
Death Benefit Rider Charges: Daily charges for the death benefit rider option are assessed on all contracts that have elected this option and are equivalent to an annual rate applied on the value of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Plan	Death Benefit Rider Annual Charges
Annual Ratchet Plan	0.10% of the contract value
Equity Assurance Plan	0.20% of the contract value(a)
(a)    For the Paradigm, Profile, and Trilogy products this is the annual charge for Ages 60 and over. The annual charge for Ages 0-59 is 0.07%.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, USL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

18

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.    Purchases and Sales of Investments
For the year ended December 31, 2024, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio Class A	$59,806	$108,994
AB VPS Discovery Value Portfolio Class A	44,954	41,358
AB VPS International Value Portfolio Class A	22,823	33,156
AB VPS Large Cap Growth Portfolio Class A	495,404	1,314,332
AB VPS Large Cap Growth Portfolio Class B	173,670	156,471
AB VPS Relative Value Portfolio Class A	216,510	844,600
AB VPS Relative Value Portfolio Class B	158,068	283,917
AB VPS Small Cap Growth Portfolio Class A	19,309	116,694
AB VPS Sustainable Global Thematic Portfolio Class A	44,994	275,067
AB VPS Sustainable Global Thematic Portfolio Class B	65,776	105,197
AB VPS Sustainable International Thematic Portfolio Class A	24,893	826,197
BNY Mellon Stock Index Fund, Inc. Initial Shares	62,512	31,717
Fidelity VIP Asset Manager Portfolio Initial Class	15,954	26,957
Fidelity VIP Contrafund Portfolio Initial Class	26,493	100,241
Fidelity VIP Government Money Market Portfolio Initial Class	1,095,443	619,596
Fidelity VIP Government Money Market Portfolio Service Class 2	120,730	183,602
Fidelity VIP Growth Portfolio Initial Class	370,595	207,730
Fidelity VIP High Income Portfolio Initial Class	9,518	3,104
Fidelity VIP Investment Grade Bond Portfolio Initial Class	325	148
Fidelity VIP Overseas Portfolio Initial Class	3,083	19,554
Invesco V.I. American Franchise Fund Series I	0	2,749
Invesco V.I. American Value Fund Series I	326	142
Invesco V.I. EQV International Equity Fund Series 1	1,855	3,139
Invesco V.I. Growth and Income Fund Series I	671	126
LVIP Delaware High Yield Fund Standard Class	1,216	237
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	379	120
LVIP Delaware SMID Cap Core Fund Standard Class	7,968	1,928
LVIP Delaware Value Fund Standard Class	9,565	2,286
Morgan Stanley VIF Growth Portfolio Class I	0	246
VanEck VIP Emerging Markets Fund Initial Class	150	132
VanEck VIP Global Resources Fund Initial Class	652	15,353
Vanguard Dividend Growth Fund Investor Shares	30,179	5,925
Vanguard LifeStrategy Income Fund Investor Shares	10,784	20,016
Vanguard VIF Balanced Portfolio	176,575	192,889
Vanguard VIF Capital Growth Portfolio	11,341	15,904
Vanguard VIF Equity Income Portfolio	60,426	75,123
Vanguard VIF Growth Portfolio	5,331	17,884
Vanguard VIF High Yield Bond Portfolio	225	1,756
Vanguard VIF International Portfolio	69,493	82,685
Vanguard VIF Mid-Cap Index Portfolio	2,935	2,910
Vanguard VIF Real Estate Index Portfolio	2,233	5,711
Vanguard VIF Short-Term Investment-Grade Portfolio	57	1,460
Vanguard VIF Small Company Growth Portfolio	6,191	11,399
Vanguard VIF Total Bond Market Index Portfolio	47,897	71,439
Vanguard VIF Total Stock Market Index Portfolio	33,521	29,800

19

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.    Financial Highlights
The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2024, follows:

	December 31, 2024				For the Year Ended December 31, 2024
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	60,414		21.17	1,279,122	2.02		1.40		7.32
AB VPS Discovery Value Portfolio Class A	12,366		63.10	780,245	0.87		1.40		8.48
AB VPS International Value Portfolio Class A	7,564		19.71	149,070	2.68		1.40		3.60
AB VPS Large Cap Growth Portfolio Class A	43,004	83.93	195.13	8,258,326	0.06		1.40		23.51
AB VPS Large Cap Growth Portfolio Class B	40,730		45.60	1,857,394	0.00		1.40		23.21
AB VPS Relative Value Portfolio Class A	26,851	90.16	142.66	3,720,154	1.44		1.40		11.44
AB VPS Relative Value Portfolio Class B	15,628		133.87	2,092,061	1.35		1.40		11.19
AB VPS Small Cap Growth Portfolio Class A	13,976	58.23	59.79	834,622	0.23		1.40		16.98
AB VPS Sustainable Global Thematic Portfolio Class A	28,437	39.21	43.59	1,239,504	0.00		1.40		4.73
AB VPS Sustainable Global Thematic Portfolio Class B	22,223		16.10	357,690	0.00		1.40		4.48
AB VPS Sustainable International Thematic Portfolio Class A	—		43.89	—	0.00		1.40		-1.24
BNY Mellon Stock Index Fund, Inc. Initial Shares	9,753		93.16	908,624	1.19		1.40		22.92
Fidelity VIP Asset Manager Portfolio Initial Class	3,030		37.43	113,439	2.39		1.40		6.98
Fidelity VIP Contrafund Portfolio Initial Class	2,219		104.01	230,754	0.18		1.40		31.92
Fidelity VIP Government Money Market Portfolio Initial Class	225,694	9.84	12.98	2,242,531	5.40		1.40		3.64
Fidelity VIP Government Money Market Portfolio Service Class 2	102,582		9.67	991,558	4.85		1.40		3.37
Fidelity VIP Growth Portfolio Initial Class	15,857		111.17	1,762,824	0.00		1.40		28.57
Fidelity VIP High Income Portfolio Initial Class	6,736		23.98	161,515	6.09		1.40		7.45
Fidelity VIP Investment Grade Bond Portfolio Initial Class	397		23.38	9,274	3.51		1.40		0.37
Fidelity VIP Overseas Portfolio Initial Class	1,490		31.58	47,037	1.53		1.40		3.58
Invesco V.I. American Franchise Fund Series I	1,783	46.71	69.67	87,099	0.00		1.40		33.00
Invesco V.I. American Value Fund Series I	224		47.99	10,769	1.02		1.40		28.59
Invesco V.I. EQV International Equity Fund Series 1	2,640		29.30	77,371	1.82		1.40		-0.79
Invesco V.I. Growth and Income Fund Series I	241		37.04	8,923	1.52		1.40		14.38
LVIP Delaware High Yield Fund Standard Class	326		58.62	19,109	6.53		1.25		5.33
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		29.19	9,547	4.03		1.25		2.99
LVIP Delaware SMID Cap Core Fund Standard Class	952		165.21	157,253	0.63		1.25		13.30
LVIP Delaware Value Fund Standard Class	1,315		127.61	167,823	2.02		1.25		5.85
Morgan Stanley VIF Growth Portfolio Class I	373		58.34	21,778	0.00		1.40		44.54
VanEck VIP Emerging Markets Fund Initial Class	319		26.41	8,422	1.78		1.40		-0.21
VanEck VIP Global Resources Fund Initial Class	897		26.32	23,595	2.03		1.40		-4.19
Vanguard Dividend Growth Fund Investor Shares	673		71.43	21,389	2.73		0.52		8.46
Vanguard LifeStrategy Income Fund Investor Shares	360		21.27	7,956	1.88		0.52		4.12
Vanguard VIF Balanced Portfolio	13,900		52.15	702,318	2.39		0.52		14.20
Vanguard VIF Capital Growth Portfolio	532		98.02	52,097	1.15		0.52		12.82
Vanguard VIF Equity Income Portfolio	3,720		64.38	254,485	2.91		0.52		14.52
Vanguard VIF Growth Portfolio	687		86.04	59,550	0.29		0.52		32.44
Vanguard VIF High Yield Bond Portfolio	—		29.04	—	5.76		0.52		5.55
Vanguard VIF International Portfolio	5,432		51.05	275,589	1.21		0.52		8.44
Vanguard VIF Mid-Cap Index Portfolio	26		71.85	2,140	1.10		0.52		14.48
Vanguard VIF Real Estate Index Portfolio	219		46.58	10,339	3.53		0.52		4.20
Vanguard VIF Short-Term Investment-Grade Portfolio	—		16.64	—	3.69		0.52		4.71
Vanguard VIF Small Company Growth Portfolio	308		60.03	20,233	0.54		0.52		10.80
Vanguard VIF Total Bond Market Index Portfolio	25,354		16.87	432,243	2.90		0.52		0.72
Vanguard VIF Total Stock Market Index Portfolio	1,254		75.38	75,436	1.35		0.52		23.07

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($) (b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	64,480		19.73	1,272,149	1.22		1.40		11.47
AB VPS Discovery Value Portfolio Class A	12,870		58.16	748,580	1.02		1.40		15.55
AB VPS International Value Portfolio Class A	8,276		19.02	157,431	0.72		1.40		13.55
AB VPS Large Cap Growth Portfolio Class A	48,584	67.95	158.00	7,568,147	0.00		1.40		33.26
AB VPS Large Cap Growth Portfolio Class B	41,640		37.01	1,541,230	0.00		1.40		32.92
AB VPS Relative Value Portfolio Class A	32,585	80.90	128.01	4,036,308	1.42		1.40		10.47
AB VPS Relative Value Portfolio Class B	17,121		120.40	2,061,339	1.23		1.40		10.17
AB VPS Small Cap Growth Portfolio Class A	15,639	49.78	51.11	796,877	0.00		1.40		16.39
AB VPS Sustainable Global Thematic Portfolio Class A	33,097	37.44	41.62	1,377,497	0.28		1.40		14.40
AB VPS Sustainable Global Thematic Portfolio Class B	24,674		15.41	380,119	0.03		1.40		14.10

20

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Sustainable International Thematic Portfolio Class A	18,214		44.43	809,344	0.00		1.40		11.07
BNY Mellon Stock Index Fund, Inc. Initial Shares	9,981		75.79	756,485	1.42		1.40		24.18
Fidelity VIP Asset Manager Portfolio Initial Class	3,364		34.99	117,709	2.32		1.40		11.38
Fidelity VIP Contrafund Portfolio Initial Class	3,208		78.84	252,903	0.50		1.40		31.60
Fidelity VIP Government Money Market Portfolio Initial Class	183,290	9.50	12.53	1,766,683	4.79		1.40		3.44
Fidelity VIP Government Money Market Portfolio Service Class 2	112,765		9.35	1,054,430	4.52		1.40		3.18
Fidelity VIP Growth Portfolio Initial Class	17,721		86.47	1,532,272	0.13		1.40		34.35
Fidelity VIP High Income Portfolio Initial Class	6,774		22.32	151,167	5.67		1.40		8.95
Fidelity VIP Investment Grade Bond Portfolio Initial Class	398		23.29	9,258	2.58		1.40		4.73
Fidelity VIP Overseas Portfolio Initial Class	2,079		30.48	63,383	1.07		1.40		18.84
Invesco V.I. American Franchise Fund Series I	1,819	35.12	52.39	66,773	0.00		1.40		38.97
Invesco V.I. American Value Fund Series I	225		37.32	8,379	0.62		1.40		14.00
Invesco V.I. EQV International Equity Fund Series 1	2,705		29.54	79,902	0.20		1.40		16.51
Invesco V.I. Growth and Income Fund Series I	241		32.38	7,805	1.59		1.40		11.10
LVIP Delaware High Yield Fund Standard Class	326		55.66	18,145	6.84		1.25		11.27
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		28.34	9,271	3.57		1.25		3.69
LVIP Delaware SMID Cap Core Fund Standard Class	952		145.82	138,851	1.11		1.25		15.01
LVIP Delaware Value Fund Standard Class	1,316		120.56	158,715	1.68		1.25		2.21
Morgan Stanley VIF Growth Portfolio Class I	373		40.36	15,072	0.00		1.40		46.61
VanEck VIP Emerging Markets Fund Initial Class	319		26.46	8,446	3.58		1.40		8.25
VanEck VIP Global Resources Fund Initial Class	1,482		27.47	40,704	2.78		1.40		-4.92
Vanguard Dividend Growth Fund Investor Shares	406		65.86	26,783	1.75		0.52		7.54
Vanguard LifeStrategy Income Fund Investor Shares	832		20.43	16,374	3.22		0.52		8.91
Vanguard VIF Balanced Portfolio	15,225		45.66	680,218	3.35		0.52		13.73
Vanguard VIF Capital Growth Portfolio	597		86.88	48,201	1.10		0.52		27.32
Vanguard VIF Equity Income Portfolio	4,308		56.22	236,682	2.74		0.52		7.54
Vanguard VIF Growth Portfolio	856		64.97	50,746	0.25		0.52		39.41
Vanguard VIF High Yield Bond Portfolio	56		27.51	1,585	4.75		0.52		11.09
Vanguard VIF International Portfolio	5,936		47.07	263,084	1.44		0.52		14.06
Vanguard VIF Mid-Cap Index Portfolio	25		62.76	1,299	1.76		0.52		15.23
Vanguard VIF Real Estate Index Portfolio	306		44.71	12,892	2.39		0.52		11.12
Vanguard VIF Short-Term Investment-Grade Portfolio	87		15.89	1,372	2.14		0.52		5.61
Vanguard VIF Small Company Growth Portfolio	401		54.18	19,107	0.42		0.52		19.03
Vanguard VIF Total Bond Market Index Portfolio	27,377		16.75	459,917	2.50		0.52		5.03
Vanguard VIF Total Stock Market Index Portfolio	1,317		61.25	76,806	1.14		0.52		25.30

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($) (b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	76,619		17.70	1,356,109	3.37		1.40		-20.11
AB VPS Discovery Value Portfolio Class A	14,087		50.33	709,050	0.95		1.40		-16.80
AB VPS International Value Portfolio Class A	10,191		16.75	170,734	4.14		1.40		-14.81
AB VPS Large Cap Growth Portfolio Class A	56,489	50.99	118.57	6,616,608	0.00		1.40		-29.50
AB VPS Large Cap Growth Portfolio Class B	42,907		27.85	1,194,777	0.00		1.40		-29.68
AB VPS Relative Value Portfolio Class A	35,928	73.23	115.87	4,040,466	1.32		1.40		-5.52
AB VPS Relative Value Portfolio Class B	18,465		109.28	2,017,856	1.06		1.40		-5.75
AB VPS Small Cap Growth Portfolio Class A	17,218	42.77	43.92	754,025	0.00		1.40		-39.94
AB VPS Sustainable Global Thematic Portfolio Class A	37,284	32.73	36.38	1,356,403	0.00		1.40		-28.00
AB VPS Sustainable Global Thematic Portfolio Class B	20,802		13.50	280,866	0.00		1.40		-28.18
AB VPS Sustainable International Thematic Portfolio Class A	21,751		40.01	870,173	0.00		1.40		-28.62
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,150		61.03	619,472	1.28		1.40		-19.45
Fidelity VIP Asset Manager Portfolio Initial Class	3,531		31.42	110,920	2.01		1.40		-16.12
Fidelity VIP Contrafund Portfolio Initial Class	3,262		59.91	195,419	0.47		1.40		-27.34
Fidelity VIP Government Money Market Portfolio Initial Class	195,940	9.18	12.11	1,832,784	2.61		1.40		0.03
Fidelity VIP Government Money Market Portfolio Service Class 2	113,615		9.06	1,029,594	1.51		1.40		-0.14
Fidelity VIP Growth Portfolio Initial Class	18,023		64.36	1,159,934	0.58		1.40		-25.51
Fidelity VIP High Income Portfolio Initial Class	6,844		20.48	140,186	4.99		1.40		-12.60
Fidelity VIP Investment Grade Bond Portfolio Initial Class	398		22.24	8,861	2.21		1.40		-14.17
Fidelity VIP Overseas Portfolio Initial Class	2,080		25.65	53,349	0.97		1.40		-25.53
Invesco V.I. American Franchise Fund Series I	2,060	25.27	37.69	54,126	0.00		1.40		-32.07
Invesco V.I. American Value Fund Series I	225		32.73	7,356	0.73		1.40		-3.96
Invesco V.I. EQV International Equity Fund Series 1	2,796		25.35	70,883	1.59		1.40		-19.44
Invesco V.I. Growth and Income Fund Series I	241		29.15	7,031	1.63		1.40		-7.06
LVIP Delaware High Yield Fund Standard Class	326		50.02	16,311	6.10		1.25		-12.51
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		27.33	8,943	2.49		1.25		-5.31

21

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
LVIP Delaware SMID Cap Core Fund Standard Class	953		126.79	120,785	0.43		1.25		-14.80
LVIP Delaware Value Fund Standard Class	1,318		117.96	155,498	1.57		1.25		-4.47
Morgan Stanley VIF Growth Portfolio Class I	374		27.53	10,288	0.00		1.40		-60.62
VanEck VIP Emerging Markets Fund Initial Class	319		24.45	7,810	0.25		1.40		-25.42
VanEck VIP Global Resources Fund Initial Class	1,482		28.89	42,818	1.74		1.40		6.89
Vanguard Dividend Growth Fund Investor Shares	375		61.24	23,851	1.17		0.52		-5.38
Vanguard Inflation-Protected Securities Fund Investor Shares	—		18.41	—	3.35		0.52		-8.74
Vanguard LifeStrategy Income Fund Investor Shares	885		18.76	16,690	1.78		0.52		-14.38
Vanguard VIF Balanced Portfolio	16,192		40.15	683,920	2.01		0.52		-14.75
Vanguard VIF Capital Growth Portfolio	663		68.24	44,678	0.88		0.52		-15.92
Vanguard VIF Equity Income Portfolio	4,170		52.28	232,866	2.51		0.52		-1.18
Vanguard VIF Growth Portfolio	939		46.60	43,254	0.00		0.52		-33.71
Vanguard VIF High Yield Bond Portfolio	55		24.76	1,319	5.04		0.52		-9.83
Vanguard VIF International Portfolio	5,869		41.27	261,952	1.40		0.52		-30.48
Vanguard VIF Mid-Cap Index Portfolio	38		54.47	2,111	1.31		0.52		-19.24
Vanguard VIF Real Estate Index Portfolio	309		40.23	12,563	1.64		0.52		-26.68
Vanguard VIF Short-Term Investment-Grade Portfolio	96		15.05	1,437	1.53		0.52		-6.21
Vanguard VIF Small Company Growth Portfolio	413		45.52	18,537	0.25		0.52		-25.74
Vanguard VIF Total Bond Market Index Portfolio	29,773		15.95	485,120	1.99		0.52		-13.66
Vanguard VIF Total Stock Market Index Portfolio	1,334		48.88	66,933	1.33		0.52		-20.01

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($) (b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	71,541		22.16	1,585,034	0.47		1.40		12.15
AB VPS Discovery Value Portfolio Class A	16,822		60.50	1,017,687	0.87		1.40		34.06
AB VPS International Value Portfolio Class A	11,055		19.67	217,408	2.11		1.40		9.54
AB VPS Large Cap Growth Portfolio Class A	61,928	72.33	168.18	10,300,197	0.00		1.40		27.18
AB VPS Large Cap Growth Portfolio Class B	47,228		39.60	1,870,107	0.00		1.40		26.86
AB VPS Relative Value Portfolio Class A	40,930	77.51	122.64	4,889,200	0.85		1.40		26.38
AB VPS Relative Value Portfolio Class B	19,594		115.94	2,271,746	0.68		1.40		26.06
AB VPS Small Cap Growth Portfolio Class A	17,241	71.22	73.12	1,257,183	0.00		1.40		7.93
AB VPS Sustainable Global Thematic Portfolio Class A	39,416	45.46	50.53	1,991,582	0.00		1.40		21.16
AB VPS Sustainable Global Thematic Portfolio Class B	22,603		18.80	424,925	0.00		1.40		20.87
AB VPS Sustainable International Thematic Portfolio Class A	23,285		56.04	1,305,008	0.00		1.40		6.74
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,158		75.77	769,697	1.14		1.40		26.63
Fidelity VIP Asset Manager Portfolio Initial Class	3,544		37.45	132,749	1.24		1.40		8.39
Fidelity VIP Contrafund Portfolio Initial Class	3,331		82.44	274,618	0.06		1.40		26.06
Fidelity VIP Government Money Market Portfolio Initial Class	21,683	9.18	12.11	202,692	0.01		1.40		-1.38
Fidelity VIP Government Money Market Portfolio Service Class 2	75,215		9.08	682,585	0.01		1.40		-1.38
Fidelity VIP Growth Portfolio Initial Class	18,051		86.40	1,559,552	0.00		1.40		21.50
Fidelity VIP High Income Portfolio Initial Class	6,851		23.44	160,582	5.37		1.40		2.96
Fidelity VIP Investment Grade Bond Portfolio Initial Class	399		25.91	10,347	2.03		1.40		-1.99
Fidelity VIP Overseas Portfolio Initial Class	2,080		34.45	71,663	0.54		1.40		18.04
Invesco V.I. American Franchise Fund Series I	2,089	37.20	55.49	80,776	0.00		1.40		10.37
Invesco V.I. American Value Fund Series I	225		34.09	7,667	0.47		1.40		26.17
Invesco V.I. EQV International Equity Fund Series 1	2,804		31.47	88,228	1.29		1.40		4.42
Invesco V.I. Growth and Income Fund Series I	241		31.36	7,572	1.64		1.40		26.72
LVIP Delaware High Yield Fund Standard Class	326		57.17	18,647	9.69		1.25		3.62
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		28.87	9,446	1.75		1.25		-1.92
LVIP Delaware SMID Cap Core Fund Standard Class	988		148.81	147,075	1.02		1.25		21.65
LVIP Delaware Value Fund Standard Class	1,700		123.48	209,906	5.78		1.25		20.90
Morgan Stanley VIF Growth Portfolio Class I	374		69.91	26,154	0.00		1.40		-1.29
VanEck VIP Emerging Markets Fund Initial Class	320		32.78	10,481	0.98		1.40		-13.09
VanEck VIP Global Resources Fund Initial Class	1,482		27.03	40,064	0.46		1.40		17.27
Vanguard Dividend Growth Fund Investor Shares	698		64.72	43,223	1.57		0.52		24.19
Vanguard Inflation-Protected Securities Fund Investor Shares	1,129		20.18	22,911	4.92		0.52		5.02
Vanguard LifeStrategy Income Fund Investor Shares	981		21.91	21,616	2.02		0.52		1.40
Vanguard VIF Balanced Portfolio	17,178		47.09	794,602	1.78		0.52		18.40
Vanguard VIF Capital Growth Portfolio	685		81.16	52,849	1.13		0.52		20.91
Vanguard VIF Equity Income Portfolio	5,699		52.90	284,013	2.18		0.52		24.68
Vanguard VIF Growth Portfolio	831		70.30	56,295	0.04		0.52		17.25
Vanguard VIF High Yield Bond Portfolio	65		27.46	1,694	8.31		0.52		3.14
Vanguard VIF International Portfolio	6,582		59.37	393,685	0.22		0.52		-2.05
Vanguard VIF Mid-Cap Index Portfolio	59		67.44	3,840	1.07		0.52		23.71

22

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard VIF Real Estate Index Portfolio	329		54.87	17,577	2.33		0.52		39.48
Vanguard VIF Short-Term Investment-Grade Portfolio	107		16.04	1,701	21.19		0.52		-0.97
Vanguard VIF Small Company Growth Portfolio	355		61.30	20,969	0.51		0.52		13.62
Vanguard VIF Total Bond Market Index Portfolio	32,827		18.47	606,254	2.09		0.52		-2.23
Vanguard VIF Total Stock Market Index Portfolio	1,621		61.11	96,192	1.19		0.52		24.99

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($) (b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	81,500		19.76	1,610,094	2.01		1.40		7.89
AB VPS Discovery Value Portfolio Class A	19,386		45.13	874,834	0.87		1.40		1.93
AB VPS International Value Portfolio Class A	13,614		17.95	244,418	1.74		1.40		1.04
AB VPS Large Cap Growth Portfolio Class A	68,419	56.88	132.24	8,957,125	0.00		1.40		33.60
AB VPS Large Cap Growth Portfolio Class B	55,695		31.21	1,738,388	0.00		1.40		33.27
AB VPS Relative Value Portfolio Class A	44,530	61.33	97.05	4,216,971	1.37		1.40		1.29
AB VPS Relative Value Portfolio Class B	22,562		91.97	2,075,060	1.13		1.40		1.05
AB VPS Small Cap Growth Portfolio Class A	22,993	65.98	67.75	1,554,464	0.00		1.40		51.84
AB VPS Sustainable Global Thematic Portfolio Class A	45,826	37.52	41.71	1,911,054	0.62		1.40		37.47
AB VPS Sustainable Global Thematic Portfolio Class B	25,925		15.55	403,241	0.41		1.40		37.15
AB VPS Sustainable International Thematic Portfolio Class A	24,900		52.50	1,307,297	1.24		1.40		28.14
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,509		59.84	628,827	1.46		1.40		16.37
Fidelity VIP Asset Manager Portfolio Initial Class	6,141		34.55	212,199	1.34		1.40		13.27
Fidelity VIP Contrafund Portfolio Initial Class	3,533		65.40	231,091	0.24		1.40		28.75
Fidelity VIP Government Money Market Portfolio Initial Class	23,680	9.31	12.28	224,305	0.36		1.40		-1.07
Fidelity VIP Government Money Market Portfolio Service Class 2	76,575		9.20	704,652	0.23		1.40		-1.15
Fidelity VIP Growth Portfolio Initial Class	17,317		71.11	1,231,319	0.07		1.40		41.89
Fidelity VIP High Income Portfolio Initial Class	6,858		22.76	156,131	4.82		1.40		1.32
Fidelity VIP Investment Grade Bond Portfolio Initial Class	400		26.44	10,580	2.21		1.40		7.87
Fidelity VIP Overseas Portfolio Initial Class	2,081		29.18	60,728	0.41		1.40		14.01
Invesco V.I. American Franchise Fund Series I	2,198	33.70	50.28	76,841	0.05		1.40		40.38
Invesco V.I. American Value Fund Series I	225		27.02	6,080	0.79		1.40		-0.28
Invesco V.I. EQV International Equity Fund Series 1	2,866		30.14	86,386	2.18		1.40		12.41
Invesco V.I. Growth and Income Fund Series I	242		24.75	5,979	2.00		1.40		0.67
LVIP Delaware High Yield Fund Standard Class	326		55.17	17,999	5.67		1.25		5.91
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		29.43	9,633	1.88		1.25		3.03
LVIP Delaware SMID Cap Core Fund Standard Class	1,031		122.33	126,173	0.47		1.25		9.70
LVIP Delaware Value Fund Standard Class	1,723		102.13	175,942	2.10		1.25		-0.83
Morgan Stanley VIF Growth Portfolio Class I	374		70.83	26,511	0.00		1.40		114.29
VanEck VIP Emerging Markets Fund Initial Class	320		37.72	12,069	1.84		1.40		15.62
VanEck VIP Global Resources Fund Initial Class	1,482		23.05	34,170	0.76		1.40		17.46
Vanguard Dividend Growth Fund Investor Shares	707		52.11	37,293	1.55		0.52		11.48
Vanguard Inflation-Protected Securities Fund Investor Shares	1,168		19.21	22,804	0.55		0.52		10.32
Vanguard LifeStrategy Income Fund Investor Shares	990		21.61	21,736	0.82		0.52		8.56
Vanguard VIF Balanced Portfolio	17,296		39.77	716,878	2.21		0.52		10.11
Vanguard VIF Capital Growth Portfolio	695		67.12	48,619	0.56		0.52		16.86
Vanguard VIF Diversified Value Portfolio	—		38.01	—	2.48		0.52		5.44
Vanguard VIF Equity Income Portfolio	6,907		42.43	294,527	1.91		0.52		2.71
Vanguard VIF Growth Portfolio	631		59.96	39,883	0.19		0.52		42.35
Vanguard VIF High Yield Bond Portfolio	64		26.63	1,757	5.45		0.52		5.12
Vanguard VIF International Portfolio	4,794		60.61	277,147	1.07		0.52		56.76
Vanguard VIF Mid-Cap Index Portfolio	55		54.52	2,918	0.03		0.52		17.46
Vanguard VIF Real Estate Index Portfolio	370		39.34	14,577	1.75		0.52		-5.35
Vanguard VIF Short-Term Investment-Grade Portfolio	118		16.20	1,877	0.00		0.52		4.95
Vanguard VIF Small Company Growth Portfolio	374		53.95	21,152	0.39		0.52		22.55
Vanguard VIF Total Bond Market Index Portfolio	34,790		18.89	668,226	2.75		0.52		7.02
Vanguard VIF Total Stock Market Index Portfolio	1,641		48.89	80,400	0.87		0.52		19.93

(a)     Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)     These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

23

SEPARATE ACCOUNT USL A
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c)    These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.
(d)    These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)    These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.
(f)    A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.
7.    Subsequent Events
Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

24

The United States Life Insurance Company in the City of New York

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2024 and 2023 and

for each of the three years ended December 31, 2024

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

1

Report of Independent Auditors

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

Opinions

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

2

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 17, 2025

3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2024	2023
Admitted assets
Cash and investments
Bonds	$20,292	$19,390
Preferred stock	44	45
Common stock	14	18
Cash, cash equivalents and short-term investments	269	227
Mortgage loans	3,684	3,876
Contract loans	128	132
Derivatives	119	46
Derivative cash collateral	19	63
Other invested assets	2,074	1,669
Total cash and investments	26,643	25,466
Amounts recoverable from reinsurers	31	25
Amounts receivable under reinsurance contracts	6	39
Deferred tax asset	187	168
Due and accrued investment income	203	209
Premiums due, deferred and uncollected	55	55
Receivables from affiliates	5	19
Other assets	7	7
Separate account assets	6,023	5,774
Total admitted assets	$33,160	$31,762

See accompanying Notes to Statutory Financial Statements.

4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2024	2023
Liabilities
Policy reserves and contractual liabilities
Life, annuity and modco reserves	$22,832	$21,767
Liabilities for deposit-type contracts	654	761
Accident and health reserves	176	191
Premiums received in advance	1	1
Policy and contract claims	81	106
Policyholder dividends	1	1
Total policy reserves and contractual liabilities	23,745	22,827
Experience rated refund	76	75
Payable to affiliates	14	18
Interest maintenance reserve	195	222
Current federal income taxes payable	70	24
Derivatives	—	2
Collateral for derivatives program	273	40
Accrued expenses and other liabilities	256	207
Net transfers from separate accounts due or accrued	(88)	(114)
Asset valuation reserve	429	448
Separate account liabilities	6,023	5,774
Total liabilities	30,993	29,523
Commitments and contingencies (see Note 21)

Capital and surplus
Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4
Gross paid-in and contributed surplus	1,914	1,913
Unassigned surplus	249	322
Total capital and surplus	2,167	2,239
Total liabilities and capital and surplus	$33,160	$31,762

See accompanying Notes to Statutory Financial Statements.

5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2024	2023	2022
Revenues
Premiums and annuity considerations	$3,706	$2,382	$2,209
Net investment income	1,324	1,123	1,204
Amortization of interest maintenance reserve	8	17	28
Reserve adjustments on reinsurance ceded	(500)	(381)	(624)
Commissions and expense allowances	48	58	52
Separate account fees	92	114	124
Other income	33	25	18
Total revenues	4,711	3,338	3,011
Benefits and expenses
Death benefits	183	165	189
Annuity benefits	385	208	224
Surrender benefits	2,610	2,410	1,411
Other benefits	167	159	172
Change in reserves	1,050	(397)	674
Commissions	133	109	94
General insurance expenses	125	115	107
Net transfers to (from) separate accounts	(271)	(60)	(13)
Other expenses	9	4	16
Total benefits and expenses	4,391	2,713	2,874
Net gain from operations before dividends to policyholders and federal income taxes	320	625	137
Net gain from operations after dividends to policyholders and before federal income taxes	320	625	137
Federal income tax expense	107	46	143
Net gain (loss) from operations	213	579	(6)
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	(12)	30	(72)
Net income (loss)	$201	$609	$(78)

See accompanying Notes to Statutory Financial Statements.

6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid- In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2022	$4	$1,913	$103	$2,020
Net income (loss)	—	—	(78)	(78)
Change in net unrealized capital gains (losses)	—	—	(57)	(57)
Change in net unrealized foreign exchange capital gains (losses)	—	—	(101)	(101)
Change in deferred tax	—	—	95	95
Change in non-admitted assets	—	—	(90)	(90)
Change in asset valuation reserve	—	—	39	39
Change in surplus from separate accounts	—	—	9	9
Other changes in surplus in separate accounts	—	—	(9)	(9)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(200)	(200)
Prior period corrections	—	—	7	7
Balance, December 31, 2022	$4	$1,913	$(284)	$1,633
Net income (loss)	—	—	609	609
Change in net unrealized capital gains (losses)	—	—	(25)	(25)
Change in net unrealized foreign exchange capital gains (losses)	—	—	59	59
Change in deferred tax	—	—	(64)	(64)
Change in non-admitted assets	—	—	24	24
Change in liability for reinsurance in unauthorized and certified companies	—	—	7	7
Change in asset valuation reserve	—	—	6	6
Change in surplus from separate accounts	—	—	10	10
Other changes in surplus in separate accounts	—	—	(10)	(10)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	—	—
Prior period corrections	—	—	(8)	(8)
Balance, December 31, 2023	$4	$1,913	$322	$2,239
Net income (loss)	—	—	201	201
Change in net unrealized capital gains (losses)	—	—	44	44
Change in net unrealized foreign exchange capital gains (losses)	—	—	(43)	(43)
Change in deferred tax	—	—	45	45
Change in non-admitted assets	—	—	(16)	(16)
Change in liability for reinsurance in unauthorized and certified companies	—	—	(7)	(7)
Change in asset valuation reserve	—	—	18	18
Change in surplus from separate accounts	—	—	(6)	(6)
Other changes in surplus in separate accounts	—	—	6	6
Additional-paid-in surplus	—	1	—	1
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(320)	(320)
Prior period corrections	—	—	7	7
Balance, December 31, 2024	$4	$1,914	$249	$2,167

See accompanying Notes to Statutory Financial Statements.

7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2024	2023	2022
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$3,709	$2,382	$2,196
Net investment income collected	1,245	1,035	1,242
Other income	(249)	(181)	(430)
Total revenue received	4,705	3,236	3,008
Benefits paid	3,349	2,948	1,792
Net transfers from (to) separate accounts	(337)	(9)	(20)
Commissions and expenses paid	272	236	211
Dividends paid to policyholders	—	1	—
Federal income taxes paid	73	21	109
Total benefits and expenses paid	3,357	3,197	2,092
Net cash provided by (used in) operations	1,348	39	916
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	2,221	1,421	2,640
Stocks	6	9	10
Mortgage loans	492	424	469
Other invested assets	179	422	667
Derivatives	—	—	102
Securities lending reinvested collateral assets	—	—	258
Other, net	23	(11)	—
Total proceeds from investments sold, matured or repaid	2,921	2,265	4,146
Cost of investments acquired:
Bonds	3,147	1,783	1,978
Stocks	—	22	19
Mortgage loans	327	322	1,243
Other invested assets	604	372	895
Derivatives	(118)	58	—
Other, net	(44)	(133)	24
Total cost of investments acquired	3,916	2,424	4,159
Net adjustment in contract loans	(3)	(9)	(7)
Net cash provided by (used in) investing activities	(992)	(150)	(6)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	(1)	(2)	(2)
Net deposits on (withdrawals from) deposit-type contracts	(107)	(18)	(2)
Dividends to parent	(320)	—	(200)
Change in securities lending	—	—	(261)
Other, net	114	(31)	(233)
Net cash provided by (used in) financing and miscellaneous activities	(314)	(51)	(698)
Net increase (decrease) in cash, cash equivalents and short-term investments	42	(162)	212
Cash, cash equivalents and short-term investments at beginning of year	227	389	177
Cash, cash equivalents and short-term investments at end of year	$269	$227	$389

Non-cash activities, excluded from above:
Non-cash exchange of mortgages	$134	$—	$—
Non-cash transfer from general to separate account	48	—	—
Non-cash exchange of other invested assets	39	—	—
Non-cash exchange of bonds	21	—	—
Non-cash modco reinsurance settlement from Fortitude Life	14	—	—
Non-cash modco reinsurance settlement to Fortitude Life	8	187	—
Non-cash transfer from separate to general account	7	58	—
Non-cash corporate actions paid-in-kind	2	—	—
Non-cash transfer from collateral other invested assets to bonds	—	137	—
Non-cash transfer from other invested assets to common stock	—	2	—
Non-cash transfer from other invested assets to mortgage loans	—	47	—
Non-cash transfer from common stock to other invested assets	—	—	3

See accompanying Notes to Statutory Financial Statements.

8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (“USL” or the “Company”) is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc, (“AIG”) owned approximately 22.7% and Nippon Life Insurance Company owned approximately 21.7% of outstanding Corebridge common stock as of December 31, 2024.

On December 9, 2024, Nippon Life Insurance Company, a mutual company organized under the laws of Japan, completed its purchase of approximately 122 million shares of Corebridge.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (“NYDFS”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company also offers pension risk transfer annuities. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.

The NYDFS recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $92 million, $(304) million and $49 million, respectively, while this report has $39 million, $(150) million and $(51) million, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects risk-based capital (“RBC”). The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments (excluding loan-backed and structured securities) with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

The Company designated, under Statement of Statutory Accounting Principles (“SSAP”) 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. During 2024, the Company also designated certain interest rate swaps as effective hedges of certain invested assets.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for limited partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Limited partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been recorded as non-admitted assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, that lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received would be reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions whereby certain securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements. In all of these secured financing transactions, the securities transferred by the Company (pledged collateral) may be sold or repledged by the counterparties.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.

12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of deferred tax assets, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $672 million and $655 million at December 31, 2024 and 2023, respectively.

Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (“MVA”) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (“VACARVM”) under subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products, policies issued prior to 2020 are reserved for using the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions. The Company’s regulatory reserving practices are governed by New York Regulation 213 which entails some potential deviations from the PBR reserving guidance in VM-20. Under this Regulation, the reserves for term life policies are equal to the greater of i) 70% of the CRVM determined policy level reserve and ii) the PBR (VM-20) reserve, while required universal life reserves are equal to the greater of i) CRVM established reserves and ii) PBR reserves.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.0 billion and $1.0 billion at December 31, 2024 and 2023, respectively.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (“GMDB”) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. Variable Annuity (“VA”) reserving requirements are contained in VM-21, Reserves for Variable Requirements for Principle-Based Annuities.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. The Company joins with AGC Life, American General Life Insurance Company (“AGL”), The Variable Annuity Life Insurance Company (“VALIC”), and Corebridge Insurance Company of Bermuda, Ltd. (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.

The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.

Accounting Changes

SSAP No. 86, Derivatives, was revised to adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer Method, to include guidance for the portfolio layer method and partial-term hedges. These revisions were effective January 1, 2023. A partial-term hedge is a hedge for a portion of the time to maturity of a fixed rate asset (liabilities are not included contrary to U.S. GAAP). The portfolio layer method permits reporting entities to designate the portion of a closed portfolio of financial assets, beneficial interests secured by financial assets, or a combination of the two, that is not expected to be prepaid during the hedge period as the hedged item in a fair value hedge.

Substantive changes were made to SSAP 26R, Bonds, SSAP 21R, Other Admitted Assets, and SSAP 43R, Loan-Backed and Structured Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2024, an out-of-period error was identified and corrected related to net investment income. This correction increased unassigned surplus by $7 million.

In 2023, out-of-period errors were identified due to the option value that increases reserves and 12b-1 fees that were not allocated to the Company. These errors decreased unassigned surplus by $8 million.

In 2022, out-of-period errors, the largest due to separate account rider fees, were identified and corrected, which decreased unassigned surplus by $7 million.

The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously issued audited financial statements.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS, if it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in indexed universal life and fixed index annuity contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset, unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

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credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the CRVM is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

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3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Bonds:
U.S. government obligations	$405	$—	$(101)	$304
All other governments	716	3	(144)	575
States, territories and possessions	97	—	(10)	87
Political subdivisions of states, territories and possessions	22	—	(3)	19
Special revenue	863	2	(119)	746
Industrial and miscellaneous	17,950	159	(1,965)	16,144
Hybrid securities	22	1	—	23
Bank loans	217	1	(3)	215
Total bonds	20,292	166	(2,345)	18,113
Preferred stock	44	—	—	44
Common stock	14	—	—	14
Total equity securities	58	—	—	58
Total	$20,350	$166	$(2,345)	$18,171
December 31, 2023
Bonds:
U.S. government obligations	$300	$1	$(72)	$229
All other government	670	2	(120)	552
States, territories and possessions	111	1	(8)	104
Political subdivisions of states, territories and possessions	42	1	(3)	40
Special revenue	967	4	(98)	873
Industrial and miscellaneous	17,035	141	(1,783)	15,393
Hybrid securities	22	1	—	23
Bank loans	243	1	(6)	238
Total bonds	19,390	152	(2,090)	17,452
Preferred stock	45	1	—	46
Common stock	18	—	—	18
Total equity securities	63	1	—	64
Total	$19,453	$153	$(2,090)	$17,516

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Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024
Bonds:
U.S. government obligations	$103	$(1)	$188	$(101)	$291	$(102)
All other governments	108	(4)	445	(140)	553	(144)
U.S. States, territories and possessions	18	—	55	(10)	73	(10)
Political subdivisions of states, territories and possessions	2	—	13	(3)	15	(3)
Special revenue	116	(4)	596	(115)	712	(119)
Industrial and miscellaneous	3,073	(183)	8,931	(1,786)	12,004	(1,969)
Hybrid securities	11	—	2	—	13	—
Bank loans	40	(1)	11	(2)	51	(3)
Total bonds	3,471	(193)	10,241	(2,157)	13,712	(2,350)
Preferred stock	—	—	—	—	—	—
Common stock	—	—	—	—	—	—
Total equity securities	—	—	—	—	—	—
Total	$3,471	$(193)	$10,241	$(2,157)	$13,712	$(2,350)
December 31, 2023
Bonds:
U.S. government obligations	$30	$(3)	$181	$(69)	$211	$(72)
All other governments	29	(1)	481	(119)	510	(120)
U.S. States, territories and possessions	11	—	52	(8)	63	(8)
Political subdivisions of states, territories and possessions	10	—	19	(3)	29	(3)
Special revenue	191	(14)	575	(84)	766	(98)
Industrial and miscellaneous	1,591	(127)	10,461	(1,664)	12,052	(1,791)
Hybrid securities	1	—	12	—	13	—
Bank loans	27	—	94	(6)	121	(6)
Total	$1,890	$(145)	$11,875	$(1,953)	$13,765	$(2,098)
Preferred stock	2	—	—	—	2	—
Common stock	—	—	—	—	—	—
Total equity securities	2	—	—	—	2	—
Total	$1,892	$(145)	$11,875	$(1,953)	$13,767	$(2,098)

As of December 31, 2024 and 2023, the number of bonds and equity securities in an unrealized loss position was 3,341 and 3,394, respectively. Bonds comprised 3,341 of the total of which 2,694 were in a continuous loss position greater than 12 months at December 31, 2024. Bonds comprised 3,393 of the total of which 2,927 were in a continuous loss position greater than 12 months at December 31, 2023.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2024 and 2023, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2024
Due in one year or less	$284	$284
Due after one year through five years	2,814	2,734
Due after five years through ten years	3,101	2,863
Due after ten years	8,224	6,439
LBaSS	5,869	5,793
Total	$20,292	$18,113

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $7 million and $9 million at December 31, 2024 and 2023, respectively, which is the fair value. At December 31, 2024 and 2023, the Company had no income excluded from due and accrued for bonds.

At December 31, 2024, the Company’s bond portfolio included bonds totaling $1 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2 percent of the Company’s total assets and 3 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries. At December 31, 2023, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 3 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2024	2023
Consumer cyclical	9.8%	13.4%

Consumer non-cyclical	23.2	12.3

Energy	—	10.8

Utility	10.4	10.5

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (“CDO”) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2024		December 31, 2023
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$5,869	$5,793	$5,411	$5,269

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2024 and 2023, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2024 and 2023, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2024, 2023 and 2022, the Company recognized total OTTI of $0 million, $5 million and $20 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2024 and 2023, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024

LBaSS	$1,007	$(22)	$1,687	$(179)	$2,694	$(201)

December 31, 2023

LBaSS	$932	$(39)	$1,964	$(205)	$2,896	$(244)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2024	2023
Balance, beginning of year	$178	$177
Increases due to:
Credit impairment on new securities subject to impairment losses	—	3
Additional credit impairment on previously impaired investments	—	2
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	13	4
Balance, end of year	$165	$178

See Note 4 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2024.

23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.8 billion and $3.9 billion at December 31, 2024 and 2023, respectively. Contractual interest rates range from 0.00 percent to 10 percent. The mortgage loans at December 31, 2024 had maturity dates ranging from 2024 to 2064.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2024	2023
Geographic distribution:
Mid-Atlantic	28.4%	26.4%
Pacific	18.9	19.5
Foreign	16.1	18.5
South Atlantic	12.0	12.1
East North Central	4.9	6.3
West South Central	5.9	7.6
New England	5.5	4.3
Mountain	3.1	2.5
East South Central	4.7	2.3
West North Central	0.5	0.5
Total	100.0%	100.0%
Property type distribution:
Multi-family	31.6%	31.5%
Office	22.1	21.9
Retail	7.0	7.4
Industrial	18.5	20.2
Hotel/Motel	4.5	2.4
Other	16.3	16.6
Total	100.0%	100.0%

At December 31, 2024, there were 59 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 55 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2024 and 2023:

	Years Ended December 31,
	2024		2023
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	9.88%	5.02%	10.14%	3.00%
Industrial	6.84	4.52	4.08	4.08
Retail	—	—	—	—
Hotel/Motel	—	—	7.43	7.43
Multi-family	—	—	8.47	7.08
Other	5.82	5.82	—	—

The Company reduced interest rates on three loans during 2024.The Company did not reduce the interest rate on any loans during 2023.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 82.8 percent and 70.0 percent, in 2024 and 2023, respectively.

At December 31, 2024, and 2023, the Company held $134 million and $92 million, respectively, in impaired mortgages with $43 million and $20 million, respectively, of related allowances for credit losses. There were no impaired mortgage loans without a related allowance at both periods ended December 31, 2024 and 2023. The Company’s average

24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

recorded investment in impaired loans was $103 million and $104 million, at December 31, 2024 and 2023, respectively. The Company recognized interest income of $2 million, $1 million and $3 million, in 2024, 2023 and 2022, respectively.

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2024	2023	2022
Balance, beginning of year	$48	$40	$31

Additions (reductions) charged to unrealized capital loss	3	15	9

Direct write-downs charged against allowance	—	(7)	—
Balance, end of year	$51	$48	$40

During 2024, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2024	2023
Current	$3,657	$3,875

30 - 59 days past due	21	1

60 - 89 days past due	3	—

90 - 179 days past due	3	—
Total	$3,684	$3,876

At December 31, 2024 and 2023, the Company had mortgage loans outstanding under participant or co-lender agreements of $2.9 billion and $3.0 billion, respectively.

The Company had $70 million and $61 million in restructured loans at December 31, 2024 and 2023, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2024:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$2	— %	$120	0.40	$—	—%

b. 91% to 95%	1	—	37	0.10	—	—

c. 81% to 90%	12	—	254	0.90	—	—

d. 71% to 80%	38	0.10	414	1.50	—	—

e. below 70%	548	2.00	2,309	8.50	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2024 and 2023. In 2024, the Company had $1 million in outstanding commitments to debtors that hold loans with restructured terms. In 2023, the Company had $1 million outstanding commitment to debtors that hold loans with restructured terms.

25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The Company had no investment in real estate at December 31, 2024, 2023 and 2022.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2024	2023
Investments in limited liability companies	$182	$205
Investments in limited partnerships	997	1,074
Surplus note	500	—
Other unaffiliated investments	381	369
Receivable for securities	14	37
Non-admitted assets	—	(16)
Total	$2,074	$1,669

The Company utilizes the look-through approach in valuing its investments in affiliated limited partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $218 million and $248 million at December 31, 2024 and 2023, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $9 million, $1 million and $13 million during 2024, 2023 and 2022, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2024	2023	2022
Bonds	$915	$860	$802
Preferred stocks	1	—	—
Common stocks	1	1	—
Cash and short-term investments	41	21	8
Mortgage loans	193	200	159
Contract loans	8	8	9
Derivatives	100	(36)	145
Investment income from affiliates	15	3	20
Other invested assets	83	96	97
Gross investment income	1,357	1,153	1,240
Investment expenses	(33)	(30)	(36)
Net investment income	$1,324	$1,123	$1,204

26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2024	2023	2022
Bonds	$(31)	$(86)	$(91)
Common stocks	—	1	(1)
Cash and short-term investments	(1)	2	(4)
Mortgage loans	(18)	(12)	(7)
Derivatives	5	48	(64)
Other invested assets	6	12	(1)
Realized capital gains (losses)	(39)	(35)	(168)
Federal income tax (expense) benefit	8	7	35
Net losses transferred to IMR	19	58	61
Net realized capital gains (losses)	$(12)	$30	$(72)

During 2024, 2023 and 2022, the Company recognized $0 million, $7 million and $28 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2024	2023	2022
Proceeds	$263	$513	$1,410

Gross realized capital gains	$3	$20	$46
Gross realized capital losses	(28)	(102)	(108)
Net realized capital gains (losses)	$(25)	$(82)	$(62)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2024	2023	2022
Bonds	$(35)	$29	$(37)
Preferred and common stocks	—	—	—
Mortgage loans	(16)	25	(55)
Derivatives	70	29	(102)
Other invested assets	(19)	(40)	(6)
Federal income tax expense	—	(9)	42
Net change in unrealized gains (losses) of investments	$—	$34	$(158)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2024	2023	2024	2023	2024	2023
Bonds - AC	$2	2	$28	1	$28	1
LB&SS - AC	1	1	—	—	—	—
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—
Total	$3	$3	$28	$1	$28	$1

AC - Amortized Cost

FV - Fair Value

27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. Loan-Backed and Structured Security Impairments and Structured Notes Holdings

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2024 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

Quarterly Total	$—	$—	$—	$—	$—
		Year End Total	$—

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2024, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2023, the Company had no bonds loaned pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2024	2023
30 days or less	$—	$—
31 to 60 days	—	—
61 to 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2024		December 31, 2023
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Subtotal	—	—	—	—
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

Repurchase Agreements

At December 31, 2024, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company. At December 31, 2023, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company.

28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2024	2023
Open positions	$—	$—
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2024:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	41	—	—	51
3. 2 Days to 1 Week	41	—	25	51
4. > 1 Week to 1 Month	8	—	25	51
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	41	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	3	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2024:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount	$89	$—	$50	$153
1. Cash (Collateral - All)
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance	$43	$—	$—	$—
1. Cash (Collateral - All)
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2024		December 31, 2023

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Greater than three years	—	—	—	—
Subtotal	—	—	—	—
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2024:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$40	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	37	—	—	—

30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2024:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2024	2023
On deposit with states	$16	$16

Securities lending	—	—

Collateral held on securities lending	—	—

FHLB stock and collateral pledged	533	534

Subject to repurchase agreements	—	—

Collateral for derivatives	151	157
Total	$700	$707

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2024
In general account:
RMBS	$113	$113	$120	$—
CDOs	9	11	11	—
CMBS	—	—	—	—
Total subprime exposure	$122	$124	$131	$—
December 31, 2023
In general account:
RMBS	$127	$127	$133	$—
CDOs	13	16	16	—
CMBS	—	—	—	—
Total subprime exposure	$140	$143	$149	$—

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Derivatives that do not qualify for hedge accounting are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains and losses, net of deferred taxes. Derivatives which qualify for hedge accounting are accounted at carrying value. The change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company elected fair value hedge accounting for the hedge of a portfolio of similar assets using the “portfolio layer method”. The portfolio layer method represents a new method of achieving hedge accounting that had recently been adopted for statutory reporting purposes pursuant to guidance in SSAP No. 86.

The Company is hedging the risk of changes in the fair value of a designated specified percentage of a closed portfolio of purchased fixed-rate investment assets that is attributable to changes in a benchmark interest rate. The Company is hedging the portfolio on a partial term basis. The hedged item is the last $6.9 billion of financial assets in a closed portfolio (par value of $8.7 billion) for a 5-year period. A proportionate amount of existing interest rate swaps has been designated as the hedging instruments.

For the purposes of supporting the five-year hedge relationship, portfolio assets with a term greater than five years are assumed to be five-year assets using the partial-term hedging guidance. By electing to hedge the benchmark interest rate component of the contractual cash flows, the hedged assets will have an assumed coupon based on a five-year benchmark interest rate (i.e., SOFR). As a result, the hedged components of the different tenor assets are considered similar when performing the similar asset analysis.

A haircut of approximately 24% was applied to the portfolio to maintain a hedged item that is projected to always exceed the notional value of the interest rate swaps. The haircut consisted of the following components:

•	Scheduled principal paydowns (approximately 10%)

•	Anticipated annual defaults (approximately 1%)

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•	Anticipated annual sales (approximately 13%)

Pursuant to fair value hedge accounting, the swaps hedging the portfolio of fixed-interest investments have been reported on the same basis (i.e., amortized cost) as the hedged target. The amortized cost basis of the interest rate swaps was zero at December 31, 2024.

The Company recognized a net unrealized capital gain of $50 million in 2024, an unrealized capital gain of $32 million in 2023 and an unrealized capital loss of $95 million in 2022, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2024, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2024, the Company held $273 million of collateral for derivatives, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2024			December 31, 2023

(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$3,187	$60	$86	$8,745	$48	$113
Foreign exchange contracts	1,450	100	99	456	54	54
Equity contracts	3,625	404	404	2,307	327	327
Derivative assets, gross	8,262	564	589	11,508	429	494
Counter party netting*	—	(445)	(445)	—	(383)	(383)
Derivative assets, net	$8,262	$119	$144	$11,508	$46	$111
Liabilities:
Interest rate contracts	$6,950	$211	$69	$896	$139	$139
Foreign exchange contracts	65	7	8	1,362	44	46
Equity contracts	3,491	227	227	2,268	202	202
Derivative liabilities, gross	10,506	445	304	4,526	385	387
Counter party netting*	—	(445)	(445)	—	(383)	(383)
Derivative liabilities, net	$10,506	$—	$(141)	$4,526	$2	$4

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2024		December 31, 2023
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$564	$445	$429	$385
Amount offset	(445)	(445)	(383)	(383)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$119	$—	$46	$2

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2024		December 31, 2023
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$3,187	2055	$8,745	2054
Foreign exchange contracts	1,450	2049	456	2049
Equity contracts	3,625	2025	2,307	2024
Derivative liabilities:
Interest rate contracts	6,950	2052	896	2052
Foreign exchange contracts	65	2042	1,362	2045
Equity contracts	3,491	2025	2,268	2024

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $124 million and $134 million at December 31, 2024 and 2023, respectively.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2024

Assets at fair value:

Bonds

Industrial and miscellaneous	$—	$7	$—	$—	$7
Total bonds	—	7	—	—	7
Preferred stock

Industrial and miscellaneous	—	—	40	—	40
Total preferred stock	—	—	40	—	40
Common stock

Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:

Interest rate contracts	—	12	41	—	53

Foreign exchange contracts	—	99	—	—	99

Equity contracts	1	404	—	—	405

Counterparty netting	—	—	—	(445)	(445)
Total derivative assets	1	515	41	(445)	112
Separate account assets	3,593	1,254	—	—	$4,847
Total assets at fair value	$3,594	$1,776	$81	$(445)	$5,006
Liabilities at fair value:

Derivative liabilities:

Interest rate contracts	$—	$210	$—	$—	$210

Foreign exchange contracts	—	—	—	—	—

Equity contracts	—	227	—	—	227

Counterparty netting	—	—	—	(445)	(445)
Total derivative liabilities	—	437	—	(445)	(8)
Total liabilities at fair value	$—	$437	$—	$(445)	$(8)
December 31, 2023

Assets at fair value:

Bonds

Industrial and miscellaneous	$—	$7	$2	$—	$9
Total bonds	—	7	2	—	9
Preferred stock

Industrial and miscellaneous	—	—	40	—	40
Total preferred stock	—	—	40	—	40
Common stock

Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:

Interest rate contracts	—	6	39	—	45

Foreign exchange contracts	—	54	—	—	54

Equity contracts	1	327	—	—	328

Counterparty netting	—	—		(383)	(383)

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
Total derivative assets	1	387	39	(383)	44
Separate account assets	3,532	1,078	—	—	4,610
Total assets at fair value	$3,533	$1,472	$81	$(383)	$4,703
Liabilities at fair value:

Derivative liabilities:

Interest rate contracts	$—	$139	$—	$—	$139

Foreign exchange contracts	$—	$34	$—	$—	$34

Equity contracts	—	202	—	—	202

Counterparty netting	—	—	—	(383)	(383)
Total derivative liabilities	—	375	—	(383)	(8)
Total liabilities at fair value	$—	$375	$—	$(383)	$(8)

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets
Balance, January 1, 2023	$8	$21	$—	$14	$43
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(1)	—	—	(27)	(28)
Included in surplus	(5)	—	—	25	20
Purchases, issuances and settlements	—	19	—	27	46
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2023	$2	$40	$—	$39	$81

Included in net (loss) income	(6)	—	—	(12)	(18)
Included in surplus	6	—	—	2	8
Purchases, issuances and settlements	(2)	—	—	12	10
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2024	$—	$40	$—	$41	$81

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2024 and 2023, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2024 and 2023 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2024.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2024
Derivative assets at fair value	$1	$515	$41	$557
Derivative liabilities at fair value	—	(437)	—	(437)

December 31, 2023 Derivative assets at fair value	$1	$386	$39	$426
Derivative liabilities at fair value	—	(375)	—	(375)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2024
Assets:
Bonds	$18,106	$20,285	$—	$15,299	$2,807
Preferred stocks	4	4	—	4	—
Common stocks	14	14	—	14	—
Cash, cash equivalents and short-term investments	269	269	243	26	—
Mortgage loans	3,390	3,684	—	—	3,390
Contract loans	128	128	—	—	128
Derivatives	166	—	—	166	—
Receivables for securities	14	14	—	14	—
Separate account assets	1,176	1,176	—	1,176	—
Liabilities:
Policy reserves and contractual liabilities	491	486	—	4	487
Payable for securities	2	2	—	2	—
Derivatives	—	—	—	—	—
December 31, 2023
Assets:
Bonds	$17,443	$19,381	$—	$14,966	$2,477
Preferred stocks	6	5	—	6	—
Common stocks	18	18	—	18	—
Cash, cash equivalents and short-term investments	227	227	(20)	247	—
Mortgage loans	3,598	3,876	—	—	3,598
Contract loans	132	132	—	—	132
Derivatives	59	(4)	—	59	—
Receivables for securities	37	37	—	37	—
Separate account assets	1,163	1,163	—	1,163	—
Liabilities:
Policy reserves and contractual liabilities	497	497	—	6	491
Payable for securities	2	2	—	2	—
Derivatives	(4)	(4)	—	(4)	—

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

(in millions)	Years ended December 31,
	2024	2023
Life insurance	$3,329	$3,397
Annuities (excluding supplementary contracts with life contingencies)	18,180	16,891
Supplementary contracts with life contingencies	162	162
Disability - active lives	1	2
Disability - disabled lives	47	50
Excess of VM-21 reserves over basic reserves	42	90
Deficiency reserves	214	249
Other miscellaneous reserve	1,017	1,099
Gross life and annuity reserves	22,992	21,940
Reinsurance ceded	(160)	(173)
Net life and annuity reserves	22,832	21,767
Accident and health reserves
Unearned premium reserves	8	8
Present value of amounts not yet due on claims	138	153
Additional contract reserves	44	45
Gross accident and health reserves	190	206
Reinsurance ceded	(14)	(15)
Net accident and health reserves	176	191
Aggregate policy reserves	$23,008	$21,958

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$3,598	$—	$—	$3,598	17.63%

b. At book value less current surrender charge of 5% or more	5,681	—	—	5,681	27.83%

c. At fair value	—	—	3,488	3,488	17.09%
d. Total with market adjustment or at fair value	9,279	—	3,488	12,767	62.55%

e. At book value without adjustment (minimal or no charge or adjustment)	4,832	—	—	4,832	23.66%

(2) Not subject to discretionary withdrawal	2,811	—	5	2,816	13.79%
(3) Total (gross: direct + assumed)	$16,922	$—	$3,493	$20,415	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$16,922	$—	$3,493	$20,415
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,502	$—	$—	$1,502

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$3,086	$—	$—	$3,086	16.29%

b. At book value less current surrender charge of 5% or more	4,088	—	—	4,088	21.58%

c. At fair value	—	—	3,417	3,417	18.04%
d. Total with market adjustment or at fair value	7,174	—	3,417	10,591	55.91%

e. At book value without adjustment (minimal or no charge or adjustment)	5,533	—	—	5,533	29.20%

(2) Not subject to discretionary withdrawal	2,820	—	1	2,821	14.89%
(3) Total (gross: direct + assumed)	$15,527	$—	$3,418	$18,945	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$15,527	$—	$3,418	$18,945
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,117	$—	$—	$1,117

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	1,260	1,260	32.86%
d. Total with market adjustment or at fair value	—	—	1,260	1,260	32.86%

e. At book value without adjustment (minimal or no charge or adjustment)	401	—	—	401	10.47%

(2) Not subject to discretionary withdrawal	1,022	1,151	—	2,173	56.67%
(3) Total (gross: direct + assumed)	$1,423	$1,151	$1,260	$3,834	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,423	$1,151	$1,260	$3,834
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$—	$—	$—	$—

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	1,085	1,085	29.03%
d. Total with market adjustment or at fair value	—	—	1,085	1,085	29.03%

e. At book value without adjustment (minimal or no charge or adjustment)	447	—	—	447	11.96%

(2) Not subject to discretionary withdrawal	1,078	1,128	—	2,206	59.01%
(3) Total (gross: direct + assumed)	$1,525	$1,128	$1,085	$3,738	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,525	$1,128	$1,085	$3,738
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$—	$—	$—	$—

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%

e. At book value without adjustment (minimal or no charge or adjustment)	19	—	—	19	2.90%

(2) Not subject to discretionary withdrawal	635	—	1	636	97.10%
(3) Total (gross: direct + assumed)	$654	$—	$1	$655	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$654	$—	$1	$655
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%

e. At book value without adjustment (minimal or no charge or adjustment)	5	—	—	5	0.66%

(2) Not subject to discretionary withdrawal	756	—	1	757	99.34%
(3) Total (gross: direct + assumed)	$761	$—	$1	$762	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$761	$—	$1	$762
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2024:

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:

(1) Term policies with cash value	$—	$10	$23	$—	$—	$—

(2) Universal life	1,053	1,050	1,153	—	—	—

(3) Universal life with secondary guarantees	130	124	747	—	—	—

(4) Indexed universal life	7	6	7	—	—	—

(5) Indexed universal life with secondary guarantees	63	43	77	—	—	—

(6) Indexed life	—	—	—	—	—	—

(7) Other permanent cash value life insurance	57	335	375	12	12	12

(8) Variable life	—	—	—	—	—	—

(9) Variable universal life	1	1	1	14	14	14

(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values

(1) Term policies without cash value	XXX	XXX	$947	XXX	XXX	$—

(2) Accidental death benefits	XXX	XXX	—	XXX	XXX	—

(3) Disability - active lives	XXX	XXX	1	XXX	XXX	—

(4) Disability - disabled lives	XXX	XXX	47	XXX	XXX	—

(5) Miscellaneous reserves	XXX	XXX	279	XXX	XXX	—
C. Total (gross: direct + assumed)	$1,311	$1,569	$3,657	$26	$26	$26
D. Reinsurance ceded	37	45	160	—	—	—
E. Total (net) (C) - (D)	$1,274	$1,524	$3,497	$26	$26	$26

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2023:

	December 31, 2023
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:

(1) Term policies with cash value	$—	$9	$22	$—	$—	$—

(2) Universal life	1,143	1,138	1,243	—	—	—

(3) Universal life with secondary guarantees	136	127	727	—	—	—

(4) Indexed universal life	4	4	4	—	—	—

(5) Indexed universal life with secondary guarantees	53	36	66	—	—	—

(6) Indexed life	—	—	—	—	—	—

(7) Other permanent cash value life insurance	57	339	381	11	11	11

(8) Variable life	—	—	—	—	—	—

(9) Variable universal life	1	1	1	12	12	12

(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values

(1) Term policies without cash value	XXX	XXX	$954	XXX	XXX	$—

(2) Accidental death benefits	XXX	XXX	—	XXX	XXX	—

(3) Disability - active lives	XXX	XXX	2	XXX	XXX	—

(4) Disability - disabled lives	XXX	XXX	50	XXX	XXX	—

(5) Miscellaneous reserves	XXX	XXX	323	XXX	XXX	—
C. Total (gross: direct + assumed)	$1,394	$1,654	$3,773	$23	$23	$23
D. Reinsurance ceded	39	47	173	—	—	—
E. Total (net) (C) - (D)	$1,355	$1,607	$3,600	$23	$23	$23

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

	December 31, 2024		December 31, 2023
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuity products	$4,846	$—	$4,623	$—
Variable universal life products	26	—	23	—
Pension risk transfer annuities	1,151	—	1,128	—
Total	$6,023	$—	$5,774	$—

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2024 and 2023 is $39 million and $109 million, respectively.

There was no separate account business seed money at December 31, 2024 and 2023.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2024	$45	$1

2023	55	2

2022	63	2

2021	53	1

2020	45	—

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2024
Premiums, considerations or deposits	$—	$—	$—	$230	$230
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,780	$4,780
Amortized costs	—	1,151	—	—	1,151
Total reserves	$—	$1,151	$—	$4,780	$5,931
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,151	$—	$—	$1,151
At market value	—	—	—	4,774	4,774
Subtotal	—	1,151	—	4,774	5,925
Not subject to discretionary withdrawal	—	—	—	6	6
Total reserves	$—	$1,151	$—	$4,780	$5,931
December 31, 2023
Premiums, considerations or deposits	$—	$—	$—	$267	$267
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,530	$4,530
Amortized costs	—	1,128	—	—	1,128
Total reserves	$—	$1,128	$—	$4,530	$5,658
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,128	$—	$—	$1,128
At market value	—	—	—	4,528	4,528
Subtotal	—	1,128	—	4,528	5,656
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,128	$—	$4,530	$5,658

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2024	2023	2022
Transfers to separate accounts	$230	$267	$299
Transfers from separate accounts	(501)	(327)	(312)
Net transfers to (from) separate accounts	(271)	(60)	(13)
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$(271)	$(60)	$(13)

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (“GMWB”) and, to a lesser extent, guaranteed minimum accumulation benefits (“GMAB”), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $42 million and $90 million at December 31, 2024 and 2023, respectively.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 0.0 percent, 3.4 percent and 7.0 percent of gross insurance in-force at December 31, 2024, 2023 and

2022, respectively. Policyholder dividends for the years ended December 31, 2024, 2023 and 2022 were immaterial.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2024		December 31, 2023
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	1	1	2	2

Ordinary renewal	16	52	18	50

Group life	(1)	(1)	—	—
Total	$16	$52	$20	$52

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2024, 2023 or 2022. Reinsurance premiums ceded in 2024, 2023 and 2022 were $133 million, $152 million and $133 million, respectively. The reserve credit taken on reinsurance ceded was $174 million and $188 million at December 31, 2024 and 2023, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2024 and 2023, the Company’s reinsurance recoverables were $31 million and $25 million, respectively.

The Company has a coinsurance/modified coinsurance agreement (the “Co/Modco Agreement”) with Corebridge Bermuda. Under the Co/Modco Agreement, Corebridge Bermuda reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. Corebridge Bermuda is a Bermuda licensed insurer but is not accredited as a reinsurer in the State of New York. At December 31, 2024 and 2023, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($84 million and $92 million, respectively) ceded to Corebridge Bermuda were fully secured by a

50

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

letter of credit. The letter of credit, secured by Corebridge Bermuda for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by Corebridge in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $51 million, $56 million and $78 million in 2024, 2023 and 2022, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

As of December 31, 2024, and 2023, $4.4 billion and $5 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd.(“Fortitude Re”) under modified coinsurance agreements.

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

The Inflation Reduction Act of 2022 (H.R. 5376), (the “Inflation Reduction Act”) includes a 15% CAMT on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period and a 1% stock buyback tax. On December 23, 2024, the U.S. Treasury and Internal Revenue Service (“IRS”) published technical corrections to the proposed regulations that would address the application of CAMT, which were published in September 2024. The technical corrections were open to public comment through January 16, 2025, and certain specifics of application of the CAMT remain subject to future guidance. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

The AGC Life Insurance Company consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2024			December 31, 2023			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$717	$130	$847	$679	$138	$817	$38	$(8)	$30

Statutory valuation allowance adjustment	—	19	19	—	23	23	—	(4)	(4)
Adjusted gross DTA	717	111	828	679	115	794	38	(4)	34

DTA non-admitted	515	111	626	485	115	600	30	(4)	26
Net admitted DTA	202	—	202	194	—	194	8	—	8

DTL	15	—	15	26	—	26	(11)	—	(11)
Total	$187	$—	$187	$168	$—	$168	$19	$—	$19

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2024			December 31, 2023			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	187	—	187	168	—	168	19	—	19

1. Adjusted gross DTA expected to be realized following the reporting date	187	—	187	168	—	168	19	—	19

2. Adjusted gross DTA allowed per limitation threshold	—	—	361	—	—	378	—	—	(17)

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	15	—	15	26	—	26	(11)	—	(11)
DTA admitted as the result of application of SSAP 101	$202	$—	$202	$194	$—	$194	$8	$—	$8

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount	1,018%	1,100%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,410	$2,521

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s tax planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2024	2023	2022
Current income tax expense

Federal	$107	$46	$143

Federal income tax on net capital gains (losses)	(8)	(7)	(35)
Federal income tax incurred	99	39	108

	Years Ended December 31,
(in millions)	2024	2023	Change
Deferred tax assets:

Ordinary:

Policyholder reserves	$522	$511	$11

Investments	27	29	(2)

Deferred acquisition costs	158	133	25

Fixed assets	5	5	—

Net operating loss carry forward	—	—	—

Tax credit carryforward	—	—	—

Other (including items less than 5% of total ordinary tax assets)	5	1	4
Subtotal	717	679	38

Non-admitted	515	485	30
Admitted ordinary deferred tax assets	202	194	8
Capital:

Investments	130	138	(8)

Real Estate	—	—	—
Subtotal	—	138	(8)

Statutory valuation allowance adjustment	19	23	(4)

Non-admitted	111	115	(4)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	202	194	8
Deferred tax liabilities:

Ordinary:

Deferred and uncollected premium	15	16	(1)

Policyholder reserves	—	10	(10)
Deferred tax liabilities	15	26	(11)
Net deferred tax assets	$187	$168	$19

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2024	2023	Change
Total adjusted deferred tax assets	$828	$794	$34

Total deferred tax liabilities	$15	$26	$(11)
Net adjusted deferred tax assets	$813	$768	$45
Tax effect of unrealized gains (losses)			$—
Change in net deferred income tax			$45

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2024		December 31, 2023		December 31, 2022

(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$63	21.0%	$136	21.0%	$6	21.0%
Change in valuation adjustment	(4)	(1.3)	(6)	(1.0)	29	97.8
Surplus adjustments	1	0.3	(2)	(0.4)	1	3.2
Prior year return true-ups and adjustments	(2)	(1.0)	(5)	(0.8)	(2)	(5.8)
Amortization of interest maintenance reserve	(6)	(1.9)	(15)	(2.3)	(18)	(62.2)
Change in non-admitted assets	4	1.5	(3)	(0.4)	(1)	(5.7)
Dividend received deduction	(2)	(0.6)	(2)	(0.3)	(1)	(2.9)
Other permanent adjustments	—	—	(1)	(0.1)	—	—
Statutory income tax expense (benefit)	$54	18.0%	$102	15.7%	$14	45.4%

Federal income taxes incurred	$99	32.9%	$38	5.9%	$108	362.1%
Change in net deferred income taxes	(45)	(14.9)	64	9.8	(94)	(316.7)
Total statutory income taxes	$54	18.0%	$102	15.7%	$14	45.4%

At December 31, 2024, the Company had no foreign tax credits carryforwards.

At December 31, 2024, the Company had no U.S federal operating loss carryforwards.

At December 31, 2024, the Company had no capital loss carryforwards.

At December 31, 2024, the Company had no general business credit carryforwards.

At December 31, 2024, the Company had no alternative minimum tax credits.

At December 31, 2024, the Company had no CAMT credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions) December 31,	Capital
2022	—

2023	—

2024	—
Total	—

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary

54

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $847 million and concluded that $19 million valuation allowance was required at December 31, 2024. The Company had concluded that $23 million valuation allowance was required on the DTAs of $817 million at December 31, 2023.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2024	2023
Gross unrecognized tax benefits at beginning of year	$—	$—

Increases in tax position for prior years	—	—

Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$—	$—

At December 31, 2024 and 2023, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $(0.1) million and $0.4 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2024 and 2023, the Company had no accrued liabilities for the payment of interest (net of the federal benefit) and penalties. In 2024, 2023, and 2022, the Company did not recognize any expense of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2024, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2008-2023 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2024.

The Company joined with AGC Life, AGL, VALIC and Corebridge Bermuda in filing a consolidated life company federal income tax return.

The Company has a written agreement with AGC Life, under which each subsidiary agrees to pay an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AGC Life agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary, but which are used by other members of the consolidated group.

The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to

55

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2024, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York Insurance Law (“NYIL”), which imposes certain restrictions on shareholder dividends and has two different standards for determination of ordinary dividends (Sections 4207(a)(2) and 4207(a)(3)). Based on current management estimates, the Company would elect the standard under NYIL Section 4207(a)(3). Under Section 4207(a)(3), the maximum amount of dividends that can be paid by New York domiciled life insurance companies out of earned surplus without prior notice to the NYDFS in a calendar year is the lessor of (1) 10 percent of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of the Company for the immediately preceding calendar year. Other than the limitations discussed above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to its shareholder. The maximum amount of dividends that the Company may pay to AGC Life (as immediate parent company) without prior approval of the NYDFS in 2025 is $213 million, subject to availability of earned surplus.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2024, 2023 and 2022:

Date	Type	Cash or Non-cash	Amount (in millions)
2024
March 25, 2024	Ordinary	Cash	$ 320

2023
—	—	—	—

2022
March 28, 2022	Ordinary	Cash	200

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement and Postretirement Benefit Plans

Certain employees and retirees of the Company participated in various AIG-sponsored U.S. defined benefit pension plans until the Corebridge IPO on September 19, 2022. The Company received an allocation of the Company’s share of expenses.

Prior to August 22, 2022, AIG provided post-employment medical and life benefits for certain retired employees (the “Benefits”). Since August 22, 2022, the Benefits are provided by Corebridge with certain limited exceptions. The Company receives an allocation of the Company’s share of expenses based on estimated claims less contributions from participants.

The following table presents information about employee-related costs (expense credits):

	Years Ended December 31,
(in millions)	2024	2023	2022
Defined benefit plans	$—	$1	$(1)
Total	$—	$1	$(1)

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Defined Contribution Plan

The Company’s employees participate in the Corebridge Financial Inc. Retirement Savings 401(k) Plan (“401(k) plan”), a qualified defined contribution plan that provides for pre-tax salary contributions by its US employees, as well as an employer contribution. The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent are made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations. The Company’s pre-tax expense associated with this plan was $3 million, $3 million and $3 million in 2024, 2023 and 2022, respectively.

Share-based and Deferred Compensation Plans

The Company’s employees participate in the Corebridge Financial Inc. Retirement Savings 401(k) Plan (“401(k) plan”), a qualified defined contribution plan that provides for pre-tax salary contributions by its US employees, as well as an employer contribution. The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent are made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations. The Company’s pre-tax expense associated with this plan was

The Company recognized compensation expenses of $3 million, $0 million and $3 million for the years ending December 31, 2024, 2023 and 2022, respectively, on the grant date of the awards.

20. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of New York. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed.

The following table presents the aggregate carrying value of stock held with the FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2024	2023
Membership stock - Class B	$8	$7

Activity stock	6	11
Total	$14	$18
Actual or estimated borrowing capacity as determined by the insurer	$802	$935

The Company did not hold any Class A at December 31, 2024 or 2023.

57

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2024		December 31, 2023
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$533	$471	$534	$497

Maximum amount pledged during reporting period	577	512	723	684

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2024	2023
Amount outstanding	$146	$240

Maximum amount borrowed during reporting period	$240	$240

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2024 or 2023.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
5-year fixed rate	February 25, 2020	$124
6-year fixed rate	July 15, 2019	23

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $369 million and $525 million at December 31, 2024 and 2023, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2024, $275 million are currently expected to expire in 2025, and the remainder by 2029 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2024 and 2023, the Company had $185 million and $332 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $145 million are expected to expire in 2025 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Regulatory Matters

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Other Contingencies

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $2 million at December 31, 2024 and $2 million at December 31, 2023, for GFA. The Company has recorded receivables of $632 thousand and $432 thousand at December 31, 2024 and 2023, respectively, for expected recoveries against the payment of future premium taxes.

22. RELATED PARTY TRANSACTIONS

Affiliate Transactions

On October 28, 2024, the Company and its affiliate, AGL, executed a Surplus Note Agreement, pursuant to which the Company purchased a $500 million surplus note issued by AGL. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.

During the year ended December 31, 2024, the Company purchased and sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.

At December 31, 2024, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $21.6 million, $14.2 million, $10.7 million, $23 million, $6.7 million and $17.1 million, respectively.

At December 31, 2023, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $21.7 million, $14.7 million, $12.7 million, $30.9 million, $6.8 million and $24.8 million, respectively.

Financing Agreements

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500,000,000. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500,000,000.

At both December 31, 2024 and 2023, the Company did not have a balance outstanding under this facility.

59

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated Entities

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2024:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing
Corebridge REI LB Southeast Industrial Joint Venture, LP.	55	—	55	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	30	—	30	NA
Corebridge Deco Fund II, LLC	131	—	131	NA
Branch Retail Partners II, LP	(1)	—	(1)	NA
GRE LB Industrial Joint Venture II, LP	5	—	5	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	12	—	12	NA
Corebridge U.S. Real Estate Fund IV, LP	43	—	43	NA
Bayshore Shopping Center JV LLC	6	—	6	NA
Corebridge U.S. Real Estate Fund I, LP	10	—	10	NA
Corebridge U.S. Real Estate Fund III, LP	18	—	18	NA
Corebridge U.S. LT Apartments JV, LP	18	—	18	NA
Corebridge U.S. Real Estate Fund II, LP	18	—	18	NA
Corebridge Europe Real Estate Fund I S.C.SP	2	—	2	NA
Bayshore PII Company LLC	3	—	3	NA
Total	$350	$—	$350

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2023:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing
Clinton Grand Holdings LLC	$8		$8	NA
AIG LIQUID ALTERNATIVE EQUITY ALPHA FUND, LLC	1		1	NA
Corebridge REI LB Southeast Industrial JV LLC	58		58	NA
Bayshore PII Company LLC	3		3	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	26		26	NA
Corebridge Deco Fund II, LLC	145		145	NA
Branch Retail Partners II, LP	2		2	NA

GRE LB Industrial Joint Venture II, LP	5		5	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	10		10	NA
Corebridge U.S. Real Estate Fund IV, LP	41		41	NA
Bayshore Shopping Center JV LLC	7		7	NA
Corebridge U.S. Real Estate Fund III, LP	27		27	NA
Corebridge U.S. Real Estate Fund I, LP	17		17	NA
Corebridge U.S. Real Estate Fund II, LP	22		22	NA
Corebridge U.S. LT Apartments JV, LP	21		21	NA
Corebridge Europe Real Estate Fund I S.C.SP	3		3	NA
Total	$396	$—	$396

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Asset Management (U.S.), LLC, in the amount of $1 million and $240 million at December 31, 2024 and 2023, respectively.

60

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Pursuant to service and expense agreements, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to Corebridge or the affiliate providing the service. The Company was charged $131 million, $112 million and $108 million under such agreements in 2024, 2023 and 2022, respectively.

Pursuant to an amended and restated investment advisory agreement, certain of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $20 million, $23 million and $30 million in 2024, 2023 and 2022, respectively.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 17, 2025, the date the financial statements were issued.

The Company paid an ordinary cash dividend of $213 million to AGC Life on March 28, 2025.

Effective March 31, 2025, the Company executed an indemnity combination coinsurance and modified coinsurance agreement with its affiliate, VALIC, covering certain of VALIC’s variable annuity products reinsured under the agreement. The reinsurance agreement was executed in connection with VALIC’s plan of withdrawal from New York State filed with the New York Department of Financial Services pursuant to New York Insurance Law Section 1105 and 11 N.Y.C.R.R. Part 88.

61

Supplemental Information

The accompanying supplemental schedules and interrogatories present selected statutory financial data as of December 31, 2024 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual. They agree to or are included in the amounts reported in the Company’s 2024 Statutory Annual Statement as filed with the New York Department of Financial Services. Captions not presented as not applicable to the Company.

62

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2024
Investment income earned:
Government bonds	$9
Other bonds (unaffiliated)	906
Bonds of affiliates	—
Preferred stocks (unaffiliated)	1
Common stocks (unaffiliated)	1
Common stocks of affiliates	—
Cash and short-term investments	41
Mortgage loans	193
Real estate	—
Contract loans	8
Other invested assets	98
Derivative instruments	100
Miscellaneous income	—
Gross investment income	$1,357

Real estate owned - book value less encumbrances	$—

Mortgage loans - book value:
Commercial mortgages	$3,024
Residential mortgages	602
Mezzanine loans	110
Affiliated residential mortgages	—
Total mortgage loans	$3,736

Mortgage loans by standing - book value:
Good standing	$3,662
Good standing with restructured terms	70
Interest overdue more than 90 days, not in foreclosure	4
Foreclosure in process	—
Total mortgage loans	$3,736

Partnerships - statement value	$2,060

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$—
Common stocks	—

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,121
Over 1 year through 5 years	6,239
Over 5 years through 10 years	4,422
Over 10 years through 20 years	3,396
Over 20 years	5,114
Total maturity	$20,292

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$12,116
Class 2	7,448
Class 3	441
Class 4	180
Class 5	100
Class 6	7
Total by class	$20,292

Total bonds, short-term and cash equivalent bond investments publicly traded	$10,291
Total bonds, short-term and cash equivalent bond investments privately traded	10,001

Preferred stocks - statement value	$44
Common stocks - market value	14
Short-term investments - book value	—
Cash equivalents - book value	26
Options, caps and floors owned - statement value	218
Collar, swap and forward agreements open - statement value	(99)
Futures contracts open - current value	—
Cash on deposit	243

63

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	December 31, 2024
Life insurance in-force:
Ordinary	$75,406
Credit	12
Group	780

Amount of accidental death insurance in-force under ordinary policies	195

Life insurance policies with disability provisions in-force:
Ordinary	4,243
Group life	21

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	63
Income payable	14

Ordinary - involving life contingencies:
Amount on deposit	162
Income payable	6

Group - not involving life contingencies:
Amount on deposit	2
Income Payable	2

Annuities:
Ordinary:
Immediate - amount of income payable	$226
Deferred, fully paid - account balance	11,018
Deferred, not fully paid - account balance	6,531

Group:
Amount of income payable	163
Fully paid - account balance	269
Not fully paid - account balance	381

Accident and health insurance - premiums in-force:
Other	$1
Group	18
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$148
Dividend accumulations - account balance	15

Claim payments in 2024
Group accident & health:
2024	$2
2023	14
2022	11
2021	13
2020	21
Prior	662

Other accident & health:
2024	(1)
2023	—
2022	1
2021	1
2020	—
Prior	—

64

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2024

(in millions)

1.  The Company’s total admitted assets as of December 31, 2024 are $33.2 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2024 are $27.1 billion.

2.  Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a. Senior Direct Lending Program LLC	Bonds	$518	1.90%
b. Amazon.com, Inc.	Bonds	155	0.60
c. KPMG LLP	Bonds	129	0.50
d. Bristol-Myers Squibb Company	Bonds	120	0.40
e. Comcast Corporation	Bonds	113	0.40
f. RTX Corporation	Bonds	108	0.40
g. Duke Energy Corporation	Bonds	106	0.40
h. UnitedHealth Group Incorporated	Bonds	106	0.40
i. EY Global Finance Inc.	Bonds	89	0.30
j. Ernst & Young LLP	Bonds	87	0.30

3.  The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$12,116	44.60%	P/RP - 1	$4	—%

NAIC - 2	7,448	27.40	P/RP - 2	40	0.10

NAIC - 3	441	1.60	P/RP - 3	—	—

NAIC - 4	180	0.70	P/RP - 4	—	—

NAIC - 5	100	0.40	P/RP - 5	—	—

NAIC - 6	7	—	P/RP - 6	—	—

4.  Assets held in foreign investments:

	Amount	Percentage of Total Admitted Assets
a. Total admitted assets held in foreign investments	$4,553	16.80%

b. Foreign currency denominated investments	1,303	4.80

c. Insurance liabilities denominated in that same foreign currency	—	—

5.  Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$3,828	14.10%
b. Countries rated NAIC - 2	640	2.40
c. Countries rated NAIC - 3 or below	85	0.30

65

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

6.  Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1

Country 1: United Kingdom	$704	2.60%
Country 2: Cayman Islands	556	2.00
b. Countries rated NAIC - 2
Country 1: Mexico	215	0.80

Country 2: Panama	108	0.40
c. Countries rated NAIC - 3 or below

Country 1: Colombia	17	0.10

Country 2: British Virgin Islands	11	—
7. Aggregate unhedged foreign currency exposure:
	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,303	4.80%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$1,303	4.80%
b. Countries rated NAIC - 2	—	—
c. Countries rated NAIC - 3 or below	—	—
9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:
	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$391	1.40%
Country 2: Ireland	296	1.10
b. Countries rated NAIC - 2
Country 1:	—	—
Country 2:	—	—
c. Countries rated NAIC - 3 or below
Country 1:	—	—
Country 2:	—	—

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	NAIC Rating	Amount	Percentage of Total Admitted Assets
a. 5555267	Mortgage Loans	$67	0.20%
b. TotalEnergies SE	NAIC 1 & 2 - Bonds	66	0.20

c. Granite DEBTCO 10 Limited	NAIC 1 - Bonds	63	0.20
d. 5555221	Mortgage Loans	60	0.20

e. Suzano S.A.	NAIC 2 - Bonds	59	0.20

f. AerCap Holdings N.V.	NAIC 2 - Bonds	57	0.20
g. 5555143	Mortgage Loans	56	0.20

h. HSBC Holdings plc	NAIC 1 & 2 - Bonds	55	0.20

i. Granite DEBTCO 9 Limited	NAIC 1 - Bonds	53	0.20

j. Silver (BREDS)	OTHER OIA	52	0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

	Amount	Percentage of Total Admitted Assets
a. AGLSA-02639#DV0	$500	1.90%
b. Carlyle Group	174	0.70
c. American Securities Capital Partners L.P.	50	0.20
d. MASS MUTUAL LIFE INS CO	42	0.20
e. Marlin Equity Partners	41	0.20
f. NORTHWESTERN MUTUAL LIFE	39	0.20
g. Greenbelt Capital Partners (FKA Trilantic Energy)	32	0.10
h. Waud Capital Partners LLC	30	0.10
i. GENERAL ATLANTIC	27	0.10
j. InSight Venture Partners	27	0.10

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

	Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:	$357	1.30%

Largest three investments held in nonaffiliated, privately placed equities:
a. Carlyle Alternative Opportunities Fund L.P.	$59	0.20
b. AlpInvest Co-Investment Fund (Onshore) VIII L.P.	34	0.10
c. Trilantic Energy Partners II (North America) L.P.	32	0.10

Ten largest fund managers:

Fund Manager	Total Invested	Diversified	Non- diversified
a. AGLSA-02639#DV0	$500	$500	$—
b. AIG Global Real Estate Investment Corp	233	—	233
c. Carlyle Group	215	215	—
d. American Securities Capital Partners L.P.	50	50	—
e. MASS MUTUAL LIFE INS CO	42	42	—
f. Marlin Equity Partners	41	41	—
g. NORTHWESTERN MUTUAL LIFE	39	39	—
h. Greenbelt Capital Partners (FKA Trilantic Energy)	32	32	—
i. Waud Capital Partners LLC	30	30	—

j. GENERAL ATLANTIC	27	27	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Amount	Percentage of Total Admitted Assets
a. COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	$85	0.30%
b. COMMERCIAL MORTGAGE LOAN, Loan No. 8003012, TN	85	0.30
c. COMMERCIAL MORTGAGE LOAN, Loan No. 5555267, ESP	67	0.20
d. COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
e. COMMERCIAL MORTGAGE LOAN, Loan No. 5555221, ESP	60	0.20
f. COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	59	0.20
g. COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	56	0.20
h. COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	56	0.20
i. COMMERCIAL MORTGAGE LOAN, Loan No. 8002508, CA	52	0.20
j. COMMERCIAL MORTGAGE LOAN, Loan No. 8002742, DC	49	0.20

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$302	1.10%

b. Mortgage loans over 90 days past due	4	—

c. Mortgage loans in the process of foreclosure	—	—

d. Mortgage loans foreclosed	—	—

e. Restructured mortgage loans	70	0.30

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$2	—%	$120	0.40%	$—	—%

b. 91% to 95%	1	—	37	0.10	—	—

c. 81% to 90%	12	—	254	0.90	—	—

d. 71% to 80%	38	0.10	414	1.50	—	—

e. below 70%	548	2.00	2,309	8.50	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a. Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—

b. Repurchase agreements	—	—	40	—	—

c. Reverse repurchase agreements	—	—	—	—	—

d. Dollar repurchase agreements	—	—	—	—	—

e. Dollar reverse repurchase agreements	—	—	—	—	—

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$—	—%	$—	—%
b. Income generation	—	—	—	—
c. Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$103	0.40%	$113	$107	$104
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

			Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$20	0.10%	$16	$2	$21
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	15	—
d. Other	—	—	—	—	—

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2024

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$405	1.5%	$405	$—	$405	1.5%
All other governments	716	2.7	716	—	716	2.7
U.S. states, territories and possessions, etc. guaranteed	97	0.4	97	—	97	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	22	0.1	22	—	22	0.1
U.S. special revenue and special assessment obligations, etc. non-guaranteed	863	3.2	863	—	863	3.2
Industrial and miscellaneous	17,950	67.4	17,950	—	17,950	67.4
Hybrid securities	22	0.1	22	—	22	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	217	0.8	217	—	217	0.8
Total long-term bonds	$20,292	76.2	$20,292	$—	$20,292	76.2
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$44	0.2	$44	$—	$44	0.2
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$44	0.2	$44	$—	$44	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	14	0.1	14	—14		0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
Mutual funds	—	—	—	—	—	—
Total common stocks	$14	0.1	$14	$—	$14	0.1
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	602	2.2	602	$—	602	2.2
Commercial mortgages	3,024	11.3	3,024	$—	3,024	11.3
Mezzanine real estate loans	110	0.4	110	$—	110	0.4
Total valuation allowance	(52)	(0.2)	(52)	$—	(52)	(0.2)
Total mortgage loans	$3,684	13.7	$3,684	$—	$3,684	13.7
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	—	—	—	—	—	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$—	—	$—	$—	$—	—
Cash, cash equivalents and short-term investments:
Cash	$243	0.9	$243	$—	$243	0.9
Cash equivalents	26	0.1	26	—	26	0.1
Short-term investments	—	—	—	—	—	—
Total cash, cash equivalents and short-term investments	$269	1.0	$269	$—	$269	1.0
Contract loans	$128	0.5	$128	$—	$128	0.5
Derivatives	119	0.4	119	—	119	0.4
Other invested assets	2,060	7.7	2,060	—	2,060	7.7
Receivables for securities	14	0.1	14	—	14	0.1
Securities Lending	—	—	—	—	—	—
Other invested assets	19	0.1	19	—	19	0.1
Total invested assets	$26,643	100.0%	$26,643	$—	$26,643	100.0%

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2024

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:  __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:  __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2024

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)  Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b)  Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

73